                     JOHN HANCOCK VARIABLE SERIES TRUST I

               JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117
                                1-800-REAL LIFE


  John Hancock Variable Series Trust I ("Fund") is an open-end management investment company composed of twenty-three Portfolios, the following eighteen of which are offered by this Prospectus:

  Managed Portfolio: to achieve maximum long-term total return consistent with prudent investment risk, through investment in common stocks, convertible debentures, convertible preferred stocks, bonds, and money market instruments.

  Equity Index Portfolio: to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 Index utilizing common stocks that are publicly traded in the United States.

  Large Cap Value Portfolio: to provide substantial dividend income, as well as long-term capital appreciation, through investment in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

  Large Cap Growth Portfolio: to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities.

  Mid Cap Value Portfolio: to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

  Mid Cap Growth Portfolio: to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

  Real Estate Equity Portfolio: to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  Small/Mid Cap CORE Portfolio: to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

  Small Cap Value Portfolio: to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

  Global Equity Portfolio: to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

  International Balanced Portfolio: to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

  International Equity Index Portfolio (formerly the International Equities Portfolio): to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI EAFE GDP Index.

  International Opportunities Portfolio: to provide capital appreciation through investment in common stocks of primarily well-established, non-United States companies.

       This Prospectus should be read and retained for future reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    The Date of This Prospectus is May 1, 1998 As Revised October 21, 1998

    The Date of The Statement of Additional Information is May 1, 1998

  Emerging Markets Equity Portfolio: to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

  Short-Term Bond Portfolio (formerly the Short-Term U.S. Government Portfolio): to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

  Bond Index Portfolio: to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

  Strategic Bond Portfolio: to provide a high total return consistent with moderate risk of capital and maintenance of liquidity, from a portfolio of domestic and international fixed income securities.

  High Yield Bond Portfolio: to provide high current income and capital appreciation through investing primarily in high yield (below investment grade) debt securities.



  This Prospectus sets forth concisely information that a prospective investor ought to know before investing. A Statement of Additional Information for the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available upon request and without charge from the Fund at the address or telephone number above.

                               TABLE OF CONTENTS



                                                                          Page
GENERAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . .      2
SYNOPSIS OF EXPENSE INFORMATION  . . . . . . . . . . . . . . . . . . .      3
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . .      4
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . .     19
  Managed Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . .     19
  Equity Index Portfolio . . . . . . . . . . . . . . . . . . . . . . .     19
  Large Cap Value Portfolio  . . . . . . . . . . . . . . . . . . . . .     19
  Large Cap Growth Portfolio . . . . . . . . . . . . . . . . . . . . .     20
  Mid Cap Value Portfolio  . . . . . . . . . . . . . . . . . . . . . .     20
  Mid Cap Growth Portfolio . . . . . . . . . . . . . . . . . . . . . .     20
  Real Estate Equity Portfolio . . . . . . . . . . . . . . . . . . . .     21
  Small/Mid Cap CORE Portfolio . . . . . . . . . . . . . . . . . . . .     21
  Small Cap Value Portfolio  . . . . . . . . . . . . . . . . . . . . .     22
  Global Equity Portfolio  . . . . . . . . . . . . . . . . . . . . . .     22
  International Balanced Portfolio . . . . . . . . . . . . . . . . . .     22
  International Equity Index Portfolio . . . . . . . . . . . . . . . .     23
  International Opportunities Portfolio  . . . . . . . . . . . . . . .     23
  Emerging Markets Equity Portfolio  . . . . . . . . . . . . . . . . .     23
  Short-Term Bond Portfolio  . . . . . . . . . . . . . . . . . . . . .     24
  Bond Index Portfolio . . . . . . . . . . . . . . . . . . . . . . . .     25
  Strategic Bond Portfolio . . . . . . . . . . . . . . . . . . . . . .     25
  High Yield Bond Portfolio  . . . . . . . . . . . . . . . . . . . . .     25
BROKERAGE COMMISSIONS AND PORTFOLIO TURNOVER . . . . . . . . . . . . .     26
RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
INVESTMENT RESTRICTIONS  . . . . . . . . . . . . . . . . . . . . . . .     30
INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . . . . . . . .     30
  Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . .     30
  Use of Options on Securities by the Equity Index, Large Cap Value,
    Large Cap Growth, Mid Cap Value, Small Cap Value, and International
    Opportunities Portfolios . . . . . . . . . . . . . . . . . . . . .     30
  Other Hedging Strategies by the Equity Index, Large Cap Value, Large
    Cap Growth, Mid Cap Value, Small Cap Value, and International
    Opportunities Portfolios . . . . . . . . . . . . . . . . . . . . .     31
  Risks of Options and Futures Transactions  . . . . . . . . . . . . .     31
  Use of Options and Futures by the Managed, Mid Cap Growth, Small/Mid
    Cap CORE, Global Equity, International Balanced, International
    Equity Index, Emerging Markets Equity, Short-Term Bond, Strategic
    Bond, and High Yield Bond Portfolios . . . . . . . . . . . . . . .     32
  Other Derivative Transactions  . . . . . . . . . . . . . . . . . . .     33
  Foreign Currency Management Strategies . . . . . . . . . . . . . . .     34
  Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . . . .     35
  When Issued Securities and Forward Commitments . . . . . . . . . . .     35
  Portfolio Lending  . . . . . . . . . . . . . . . . . . . . . . . . .     35
  Mortgage Dollar Rolls and Reverse Repurchase Agreements  . . . . . .     36
  The S&P 500  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     36
  The Lehman Brothers Government/Corporate and Aggregate Bond Indexes      36
  The MSCI EAFE GDP Index  . . . . . . . . . . . . . . . . . . . . . .     37
  Investment Companies . . . . . . . . . . . . . . . . . . . . . . . .     37
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . .     38
YEAR 2000 PROGRESS. . . . . . . . . . . . . . . . . . . . .. . . . . .     42
SHARES, TAXES, AND DIVIDENDS . . . . . . . . . . . . . . . . . . . . .     43
PURCHASE AND REDEMPTION OF SHARES  . . . . . . . . . . . . . . . . . .     43
NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
INVESTMENT PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . .     44
CHANGES IN INTERNATIONAL EQUITY INDEX PORTFOLIO'S INVESTMENT OBJECTIVE
 AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
CHANGES IN SHORT-TERM BOND PORTFOLIO'S INVESTMENT OBJECTIVE AND
 POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45


THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE, NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS ABOUT THE FUND OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

                              GENERAL INFORMATION

  John Hancock Variable Series Trust I is an open-end management investment company reorganized as a business trust under the laws of Massachusetts effective April 29, 1988. Each of the Portfolios of the Fund has a separate series of shares. The Portfolios offered by this Prospectus are listed on the cover pages of this Prospectus and in the tables below. With the exception of the Mid Cap Growth and International Balanced Portfolios, each of the Portfolios is a "diversified" Portfolio within the meaning of the Investment Company Act of 1940. The Fund's Board of Trustees is authorized to create additional Portfolios or delete Portfolios.

  Shares of the Fund currently are sold to John Hancock Variable Life Accounts U, V, and S to fund variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); to John Hancock Variable Annuity Accounts U and V to fund variable annuity contracts issued by John Hancock Mutual Life Insurance Company ("John Hancock"); to John Hancock Variable Annuity Accounts I and JF to fund variable annuity contracts issued by JHVLICO; and to John Hancock Mutual Variable Life Insurance Account UV to fund variable life insurance policies issued by John Hancock. In the future, shares may be sold to other separate investment accounts of JHVLICO and John Hancock. Each of these accounts of JHVLICO and John Hancock is hereinafter referred to as a "Separate Account". JHVLICO and John Hancock currently do not foresee any disadvantages to contractholders arising out of the fact that the Fund offers its shares to JHVLICO's variable life insurance policies and variable annuity contracts and John Hancock's variable life insurance policies and variable annuity contracts. However, should a material irreconcilable conflict arise between the Separate Accounts, the conflict could result in one of the Separate Accounts terminating its relationship with the Fund thus necessitating the liquidation of Portfolio securities and thereby having an adverse impact on the net asset value of the Fund. The Fund's Board of Trustees monitors events to identify any possible material conflicts and to determine what action should be taken to prevent any negative effect on the Fund.

  Because Fund shares will be held in Separate Accounts of JHVLICO or John Hancock, any reference in this Prospectus or in the Statement of Additional Information to shareholders of the Fund refers to those insurance companies, and not to the ultimate purchasers of policies or contracts whose benefits are funded by the Portfolios (collectively, "contractholders") who may have an indirect interest in the Fund. The rights of such contractholders are described in the appropriate Separate Account Prospectus attached at the front of this Prospectus.

                        SYNOPSIS OF EXPENSE INFORMATION

                                   FEE TABLE



                                                                                            Real     Small/Mid
                                    Equity    Large Cap  Large Cap   Mid Cap    Mid Cap    Estate       Cap     Small Cap
                         Managed     Index      Value     Growth      Value     Growth     Equity      CORE       Value
                        Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
ANNUAL FUND OPERATING
 EXPENSES AFTER
 EXPENSE REIMBURSEMENT
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 Management Fees ....     0.33%    0.15%(1)   0.75%        0.39%    0.80%      0.85%        0.60%    0.80%      0.80%
 Other Expenses(2)...     0.04%    0.25%(3)   0.25%(3)     0.05%    0.25%(3)   0.25%(3)     0.09%    0.25%(5)   0.25%(3)
 Total Fund Operating
  Expenses...........     0.37%    0.40%      1.00%        0.44%    1.05%      1.10%        0.69%    1.05%      1.05%

                          Global
                          Equity
                         Portfolio
                        -----------
ANNUAL FUND OPERATING
 EXPENSES AFTER
 EXPENSE REIMBURSEMENT
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 Management Fees.....    0.90%
 Other Expenses(2)...    0.25%(5)
 Total Fund Operating
  Expenses...........    1.15%







                              International  International  International  Emerging   Short-Term             Strategic     Money
                                Balanced     Equity Index   Opportunities  Markets       Bond        Bond       Bond      Market
                                Portfolio    Portfolio(7)     Portfolio     Equity   Portfolio(6)   Index    Portfolio   Portfolio
                              -------------  -------------  -------------  --------  ------------  --------  ---------  -----------
ANNUAL FUND OPERATING
 EXPENSES AFTER EXPENSE
 REIMBURSEMENT (AS A
 PERCENTAGE OF AVERAGE NET
 ASSETS)
 Management Fees...........     0.85%          0.18%          0.97%        1.30%       0.30%(4)    0.15%     0.75%         0.25%
 Other Expenses(2).........     0.25%(3)       0.19%(5)       0.25%(3)     0.25%(5)    0.21%(3)    0.25%(5)  0.25%(3)      0.08%
 Total Fund Operating
  Expenses.................     1.10%          0.37%          1.22%        1.55%       0.51%       0.40%     1.00%         0.33%





(1) At the date of this prospectus, John Hancock is voluntarily waiving the management fees for this Portfolio, although it expects to discontinue the waiver in the near future. Absent such voluntary waiver by John Hancock, the management fees would be 0.15%, which reflects a 0.05% reduction effective May 1, 1998.
(2) Restated to reflect the estimated effect of expense reallocation that became effective July 1, 1997.

(3) John Hancock reimburses a Portfolio when the Portfolio's Other Expenses, excluding taxes, brokerage and the like, exceed 0.25% of its average daily net asset value. This was done for the year ended December 31, 1997 with respect to nine of the Fund's Portfolios. Absent the reimbursement, the Other Expenses as a percentage of average daily net assets would have been as follows: Equity Index, 0.90%; Large Cap Value, 0.31%; Mid Cap Value, 0.34%; Mid Cap Growth, 0.57%; Small Cap Value, 0.50%; International Balanced, 0.71%; International Opportunities, 0.60%; and Strategic Bond, 0.67%. Also, John Hancock voluntarily reimbursed the Equity Index Portfolio for its first 0.25% of Other Expenses for 1997. This additional reimbursement is not shown in the table because it is voluntary and is expected to be discontinued at some point in the foreseeable future.
(4) Restated to reflect a 0.20% reduction in advisory fee effective May 1, 1997.
(5) "Other Expenses" are based upon estimates for the current fiscal year.
(6) The name of this Portfolio prior to May 1, 1998 was the Short-Term U.S. Government Portfolio.
(7) The name of this Portfolio prior to May 1, 1998 was the International Equities Portfolio. The fee and expense information has been restated to reflect a new advisory fee and reduced operating expenses that became effective May 1, 1998.

EXAMPLES FOR EACH OF THE PORTFOLIOS

A contractholder would bear the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) continuation of the investment to the end of each time period (whether or not redeemed at that time):


                              1 year  3 years  5 years   10 years
                              ------  -------  -------  ----------
Managed....................    $ 4      $12     $ 21       $ 47
Equity Index...............    $ 5      $14     $ 25       $ 57
Large Cap Value............    $10      $32     $ 55       $123
Large Cap Growth...........    $ 5      $14     $ 25       $ 57
Mid Cap Value..............    $11      $34     $ 58       $129
Mid Cap Growth.............    $11      $35     $ 61       $135
Real Estate Equity.........    $ 7      $23     $ 40       $ 88
Small/Mid Cap CORE.........    $11      $34      N/A        N/A
Small Cap Value............    $11      $34     $ 58       $129
Global Equity..............    $12      $37      N/A        N/A
International Balanced.....    $11      $35     $ 61       $135
International Equity Index     $ 4      $14      N/A        N/A
International Opportunities    $13      $40     $ 69       $152
Emerging Markets Equity....    $16      $49      N/A        N/A
Short-Term Bond............    $ 6      $18     $ 31       $ 69
Bond Index.................    $ 4      $13      N/A        N/A
Strategic Bond.............    $10      $32     $ 55       $123
High Yield Bond............    $ 9      $29      N/A        N/A


__________
The Examples above are based on the above Fee Table information but should not otherwise be considered representations of past or future expenses and actual expenses may be greater or lesser than those shown above.

  The purpose of the above Fee Table and Examples is to assist the contractholder in understanding the various costs and expenses of the Fund that the contractholder will bear directly or indirectly. For more detail, see "Management of the Fund."

  Note that the above Fee Table and Examples do not illustrate all the expenses which may be charged to a contractholder, and reference should be made to the Separate Account prospectus attached to this Prospectus for a description of additional expenses and charges.

                              FINANCIAL HIGHLIGHTS

  The following tables give information regarding income, expenses, and capital changes in the Portfolios that are available under this Prospectus for a share outstanding throughout the periods indicated, and other supplementary data. The tables have been audited by Ernst & Young LLP, independent auditors of the Fund, whose report thereon, and on the financial statements of the Fund for the year ended December 31, 1997, is incorporated by reference into the Statement of Additional Information. These tables should be read in conjunction with the Fund's financial statements and notes thereto. A copy of the Annual Report to contractholders which contains the information referred to above and further information about the performance of the Portfolios may be obtained, without charge, by writing to the Fund at the address appearing on the cover page of this Prospectus.

  Management's Discussion and Analysis of each Portfolio is also contained in the Annual Report. No Management's Discussion and Analysis, financial statements or financial highlights are provided for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, or High Yield Bond Portfolios because they did not have any assets, and had not commenced operations at December 31, 1997.

                                                                  Year Ended December 31,
                        ---------------------------------------------------------------------------------------------------
                          +1997        +1996        +1995        +1994         +1993        +1992       +1991      +1990
                        -----------  -----------  -----------  ------------  -----------  -----------  ---------  ---------
MANAGED
 PORTFOLIO--SELECTED
 DATA FOR EACH SHARE
 OF BENEFICIAL
 INTEREST OUTSTANDING
 THROUGHOUT THE PERIOD
 INDICATED:
Net Asset Value,
 Beginning of Period... $    13.35   $    13.73   $    11.96   $    12.81    $    12.41   $    12.36   $  10.93   $  11.19
                        ----------   ----------   ----------   ----------    ----------   ----------   --------   --------
Net Investment Income..        .59          .61          .62          .55           .52          .56        .64        .68
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments**.........       1.86          .81         2.56         (.83)          .90          .37       1.70       (.26)
                        ----------   ----------   ----------   ----------    ----------   ----------   --------   --------
  Total From
   Investment
   Operations .........       2.45         1.42         3.18         (.28)         1.42          .93       2.34        .42
Less Distributions:
 From Net Investment
  Income...............       (.59)        (.61)        (.62)        (.55)         (.52)        (.56)      (.64)      (.68)
 From Net Realized
  Gains on Investments.       (.86)       (1.19)        (.79)        (.02)         (.50)        (.32)      (.27)        --
                        ----------   ----------   ----------   ----------    ----------   ----------   --------   --------
  Total Distributions.. $    (1.45)  $    (1.80)  $    (1.41)  $     (.57)   $    (1.02)  $     (.88)  $   (.91)  $   (.68)
                        ==========   ==========   ==========   ==========    ==========   ==========   ========   ========
Net Asset Value, End
 of Period............. $    14.35   $    13.35   $    13.73   $    11.96    $    12.81   $    12.41   $  12.36   $  10.93
                        ==========   ==========   ==========   ==========    ==========   ==========   ========   ========
Number of shares
 outstanding (000's
 omitted)..............    195,139      178,145      152,544      134,588       116,985       82,805     54,687     40,625
Total Investment
 Return*...............      18.72%       10.72%       27.09%       (2.23%)       11.60%        7.70%     22.00%      3.80%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net Assets, End of
  Period (000's
  Omitted)............. $2,800,127   $2,386,660   $2,093,964   $1,609,939    $1,498,876   $1,027,746   $676,186   $443,969
 Operating expenses to
  average net assets...        .37%         .36%         .38%         .37%          .38%         .43%       .45%       .46%
 Net investment income
  to average net
  assets...............       4.18%        4.41%        4.66%        4.50%         4.07%        4.56%      5.49%      6.34%
 Portfolio turnover
  rate.................     200.41%      113.61%      187.67%       90.41%        63.74%       84.27%    105.80%    136.39%
 Average commission
  rate................. $      .05   $      .06           --           --            --           --         --         --

                               1989        1988
                            ---------  -----------
MANAGED
 PORTFOLIO--SELECTED
 DATA FOR EACH SHARE
 OF BENEFICIAL
 INTEREST OUTSTANDING
 THROUGHOUT THE PERIOD
 INDICATED:
Net Asset Value,
 Beginning of Period......  $  10.66    $  10.18
                            --------    --------
Net Investment Income            .71         .60
Net Realized and
 Unrealized Gain (Loss)
  on Investments**........      1.31         .59
                            --------    --------
  Total From Investment
   Operations.............      2.02        1.19

Less Distributions:
 From Net Investment
  Income..................      (.71)       (.60)
 From Net Realized Gains
  on Investments..........      (.78)       (.11)
                            --------    --------
  Total Distributions       $  (1.49)   $   (.71)
                            ========    ========
Net Asset Value, End
 of Period................  $  11.19    $  10.66
                            ========    ========
Number of shares
 outstanding (000's
 omitted).................    29,078      17,477
Total Investment
 Return*..................     18.90%      11.68%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net Assets, End of
  Period (000's
  Omitted)................  $325,356    $186,339
 Operating expenses to
  average net assets......       .48%        .45%
 Net investment income to
  average net assets......      6.28%       5.84%
 Portfolio turnover
  rate....................    327.66%     245.20%
 Average commission
  rate.................           --          --

                                                                 Period From
                                                 Year Ended    May 1, 1996(a)
                                                December 31,   to December 31,
                                                    1997            1996
                                                ------------  -----------------
EQUITY INDEX PORTFOLIO--SELECTED DATA FOR EACH
 SHARE OF BENEFICIAL INTEREST OUTSTANDING
 THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period............ $  11.10        $ 10.00
                                                 --------        -------
Net Investment Income...........................      .24            .15
Net Realized and Unrealized Gain on
 Investments**..................................     3.41           1.26
                                                 --------        -------
  Total From Investment Operations..............     3.65           1.41
Less Distributions:
 From Net Investment Income.....................     (.24)          (.15)
 From Net Realized Gains on Investments.........     (.25)          (.10)
                                                 --------        -------
  Total Distributions........................... $   (.54)       $  (.31)
                                                 ========        =======
Net Asset Value, End of Period.................. $  14.21        $ 11.10
                                                 ========        =======
Number of shares outstanding (000's omitted)....    7,134          1,320
Total Investment Return(u)*.....................    32.79%         14.23%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)...... $101,390        $14,650
 Operating expenses to average net assets(r)....     0.00%          0.00%(e)
 Net investment income to average net assets....     1.97%          2.74%(e)
 Portfolio turnover rate........................    64.56%         15.72%(l)
 Average commission rate........................ $    .02        $   .02

                                                                 Period From
                                                 Year Ended    May 1, 1996(a)
                                                December 31,   to December 31,
                                                    1997            1996
                                                ------------  -----------------
LARGE CAP VALUE PORTFOLIO--SELECTED DATA FOR
 EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
 THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period...........   $ 11.09        $ 10.00
                                                  -------        -------
Net Investment Income..........................       .29            .16
Net Realized and Unrealized Gain on
 Investments**.................................      2.84           1.22
                                                  -------        -------
  Total From Investment Operations.............      3.13           1.38
Less Distributions:
 From Net Investment Income....................      (.29)          (.16)
 From Net Realized Gains on Investments........      (.36)          (.13)
                                                  -------        -------
  Total Distributions..........................   $  (.65)       $  (.29)
                                                  =======        =======
Net Asset Value, End of Period.................   $ 13.57        $ 11.09
                                                  =======        =======
Number of shares outstanding (000's omitted)...     5,399          1,784
Total Investment Return*.......................     28.56%         13.90%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted).....   $73,269        $19,781
 Operating expenses to average net assets(n)...      1.00%          1.00%(e)
 Net investment income to average net assets...      2.42%          2.74%(e)
 Portfolio turnover rate.......................     19.21%         19.95%(l)
 Average commission rate.......................   $   .03        $   .03

                                                                               Year Ended December 31,
                                                          ----------------------------------------------------------------
                                                            +1997      +1996      +1995      +1994       +1993      +1992
                                                          ---------  ---------  ---------  ----------  ---------  --------
LARGE CAP GROWTH  PORTFOLIO--SELECTED DATA FOR EACH
 SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
 THE PERIOD INDICATED:
Net Asset Value, Beginning of Period ..................   $  17.49   $  17.37   $  14.41   $  15.38    $  14.43   $ 13.86
                                                          --------   --------   --------   --------    --------   -------
Net Investment Income..................................        .17        .25        .44        .39         .33       .37
Net Realized and Unrealized Gain (Loss) on
 investments**  .......................................       5.21       2.89       4.06       (.54)       1.64       .99
                                                          --------   --------   --------   --------    --------   -------
  Total from Investment Operations.....................       5.38       3.14       4.50       (.15)       1.97      1.36
Less Distributions:
 From Net Investment Income ...........................       (.17)      (.25)      (.44)      (.39)       (.33)     (.37)
 From Net Realized Gains on Investments................      (1.88)     (2.77)     (1.10)      (.43)       (.69)     (.42)
                                                          --------   --------   --------   --------    --------   -------
  Total Distributions..................................   $  (2.05)  $  (3.02)  $  (1.54)  $   (.82)   $  (1.02)  $  (.79)
                                                          ========   ========   ========   ========    ========   =======
Net Asset Value, End of Period.........................   $  20.82   $  17.49   $  17.37   $  14.41    $  15.38   $ 14.43
                                                          ========   ========   ========   ========    ========   =======
Number of shares outstanding (000's omitted)...........     36,236     29,265     21,895     15,546       9,833     6,097
Total Investment Return* ..............................     30.89%     18.27%     31.64%      (.98%)     13.80%     9.90%
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's Omitted) ............   $754,398   $524,145   $380,276   $223,957    $151,207   $87,952
 Operating expenses to average net assets(b)...........       .44%       .44%       .47%       .47%        .50%      .52%
 Net investment income to average net assets...........       .86%      1.35%      2.70%      2.69%       2.21%     2.70%
 Portfolio turnover rate...............................      83.82%    135.98%     90.18%     80.51%      61.53%    65.88%
 Average commission rate...............................   $    .05   $    .04         --         --          --        --
                                                          ---------------------------------------
                                                            +1991     +1990     1989       1988
                                                          --------  --------  --------  ---------
LARGE CAP GROWTH  PORTFOLIO--SELECTED DATA FOR EACH
 SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
 THE PERIOD INDICATED:
Net Asset Value, Beginning of Period ..................  $ 12.07   $ 11.75   $ 10.92    $  9.91
                                                         -------   -------   -------    -------
Net Investment Income..................................      .42       .46       .50        .36
Net Realized and Unrealized Gain (Loss) on
 investments**  .......................................     2.62       .32      2.69       1.12
                                                         -------   -------   -------    -------
  Total from Investment Operations.....................     3.04       .78      3.19       1.48
Less Distributions:
 From Net Investment Income ...........................     (.42)     (.46)     (.50)      (.36)
 From Net Realized Gains on Investments................     (.83)       --     (1.86)      (.11)
                                                         -------   -------   -------    -------
  Total Distributions..................................  $ (1.25)  $  (.46)  $ (2.36)   $  (.47)
                                                         =======   =======   =======    =======
Net Asset Value, End of Period.........................  $ 13.86   $ 12.07   $ 11.75    $ 10.92
                                                         =======   =======   =======    =======
Number of shares outstanding (000's omitted)...........    3,973     2,384     1,728      1,102
Total Investment Return* ..............................    25.50%     6.60%    29.20%     14.93%
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's Omitted) ............  $55,065   $28,777   $20,303    $12,040
 Operating expenses to average net assets(b)...........      .55%      .63%      .73%       .64%
 Net investment income to average net assets...........     3.15%     4.01%     4.00%      3.44%
 Portfolio turnover rate ..............................    88.38%    88.50%   222.38%    192.20%
 Average commission rate...............................       --        --        --         --

                                                                Period From
                                                 Year Ended    May 1, 1996(a)
                                                December 31,   to December 31,
                                                     1997            1996
                                                ------------  ----------------
MID CAP VALUE PORTFOLIO--SELECTED DATA FOR
 EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:
 Net Asset Value, Beginning of Period .........     $ 11.35        $ 10.00
                                                   -------        -------
Net Investment Income .........................        .05            .04
Net Realized and Unrealized Gain on
 Investments**.................................       3.59           1.57
                                                   -------        -------
  Total From Investment Operations ............       3.64           1.61
Less Distributions:
 From Net Investment Income....................       (.05)          (.04)
 From Net Realized Gains on Investments........      (1.07)          (.22)
                                                   -------        -------
  Total Distributions .........................    $ (1.12)       $  (.26)
                                                   =======        =======
Net Asset Value, End of Period ................    $ 13.87        $ 11.35
                                                   =======        =======
Number of shares outstanding (000's omitted)         4,686            963
Total Investment Return*.......................      32.17%         16.18%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted).....    $64,973        $10,926
 Operating expenses to average net assets(o)...       1.05%          1.05%(e)
 Net investment income to average net assets           .53%           .69%(e)
 Portfolio turnover rate ......................      93.78%         62.99%(l)
 Average commission rate ......................    $   .06        $   .06

                                                                  Period From
                                                  Year Ended    May 1, 1996(a)
                                                 December 31,   to December 31,
                                                     1997            1996
                                                 ------------  ----------------
MID CAP GROWTH PORTFOLIO--SELECTED DATA FOR
 EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
 THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period............  $ 10.22         $ 10.00
                                                  -------         -------
Net Investment Income ..........................     (.02)            .05
Net Realized and Unrealized Gain on
 Investments**..................................     1.73             .22
                                                  -------         -------
  Total From Investment Operations .............     1.71             .27
Less Distributions:
 From Net Investment Income ....................       --            (.05)
 From Net Realized Gains on Investments ........       --              --
                                                  -------         -------
  Total Distributions ..........................       --         $  (.05)
                                                  =======         =======
Net Asset Value, End of Period .................  $ 11.93         $ 10.22
                                                  =======         =======
Number of shares outstanding (000's omitted)      $ 3,374         $ 1,613
Total Investment Return* .......................    16.66%           2.69%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)......  $40,235         $16,492
 Operating expenses to average net assets(m)....     1.10%           1.10%(e)
 Net investment income to average net assets....     (.26%)           .92%(e)
 Portfolio turnover rate .......................   124.04%          71.25%(l)
 Average commission rate .......................  $   .03         $   .03

                                                             Year Ended December 31,
                            ------------------------------------------------------------------------------------------
                              1997       1996       1995       1994      1993      1992      1991     1990       1989
                            ---------  ---------  ---------  ---------  --------  --------  -------  ---------  -------
REAL ESTATE EQUITY
 PORTFOLIO--SELECTED
 DATA FOR EACH SHARE
 OF BENEFICIAL
 INTEREST OUTSTANDING
 THROUGHOUT THE PERIOD
 INDICATED:
Net Asset Value,
 Beginning of Period....    $  14.64   $  11.70   $  11.16   $  11.52   $ 10.27   $  9.36   $ 7.42   $ 10.11    $10.15
                            --------   --------   --------   --------   -------   -------   ------   -------    ------
Net Investment Income...         .77        .76        .77        .66       .52       .49      .52       .57       .59
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments**..........        1.68       2.97        .54       (.34)     1.26       .96     1.94     (2.69)      .14
                            --------   --------   --------   --------   -------   -------   ------   -------    ------
  Total From
   Investment
   Operations ..........        2.45       3.73       1.31        .32      1.78      1.45     2.46     (2.12)      .73
Less Distributions:
 From Net Investment
  Income................        (.77)      (.76)      (.77)      (.66)     (.52)     (.49)    (.52)     (.57)     (.59)
 From Net Realized
  Gains on Investments..        (.41)      (.03)      (.00)      (.02)     (.01)     (.05)      --        --      (.18)
                            --------   --------   --------   --------   -------   -------   ------   -------    ------
  Total Distributions...    $  (1.18)  $   (.79)  $   (.77)  $   (.68)  $  (.53)  $  (.54)  $ (.52)  $  (.57)   $ (.77)
                            ========   ========   ========   ========   =======   =======   ======   =======    ======
Net Asset Value, End
 of Period  ............    $  15.91   $  14.64   $  11.70   $  11.16   $ 11.52   $ 10.27   $ 9.36   $  7.42    $10.11
                            ========   ========   ========   ========   =======   =======   ======   =======    ======
Number of shares
 outstanding (000's
 omitted) ..............      12,830     10,325      9,301     10,178     7,061     1,672      875       587       467
Total Investment
 Return*................       17.22%     33.07%     12.31%      2.86%    17.29%    16.00%   33.50%   (21.00%)    7.20%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net Assets, End of
  Period (000's
  Omitted)..............    $204,131   $151,105   $108,782   $113,545   $81,306   $17,176   $8,184   $ 4,360    $4,726
 Operating expenses to
  average net
  assets(h) ............         .69%       .69%       .73%       .71%      .83%      .85%     .84%      .86%      .86%
 Net investment income
  to average net
  assets................        5.12%      6.14%      6.85%      5.94%     4.80%     5.31%    5.88%     6.67%     5.93%
 Portfolio turnover
  rate..................       20.04%     18.37%     19.81%     22.36%     9.79%    16.24%   11.84%    17.17%    19.10%
 Average commission
  rate..................    $    .05   $    .04         --         --        --        --       --        --        --

                                        Period From
                                      May 16, 1988(a)
                                      to December 31,
                                           1988
                                     -----------------
REAL ESTATE EQUITY
 PORTFOLIO--SELECTED
 DATA FOR EACH SHARE
 OF BENEFICIAL
 INTEREST OUTSTANDING
 THROUGHOUT THE PERIOD
 INDICATED:
Net Asset Value,
 Beginning of Period................    $10.00
                                        ------
Net Investment Income...............       .35
Net Realized and
 Unrealized Gain
 (Loss) on Investments**............       .15
                                        ------
  Total From
   Investment
   Operations ......................       .50
Less Distributions:
 From Net Investment
  Income............................      (.35)
 From Net Realized
  Gains on Investments..............        --
                                        ------
  Total Distributions...............    $ (.35)
                                        ======
Net Asset Value, End
 of Period..........................    $10.15
                                        ======
Number of shares
 outstanding (000's
 omitted)...........................       153
Total Investment
 Return*............................      5.00%(l)
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net Assets, End of
  Period (000's
  Omitted)..........................    $1,553
 Operating expenses to
  average net
  assets(h) ........................       .75%(e)
 Net investment income
  to average net
  assets............................      5.14%(e)
 Portfolio turnover
  rate..............................      3.89%(l)
 Average commission
  rate..............................        --

                                                                 Period From
                                                 Year Ended    May 1, 1996(a)
                                                December 31,   to December 31,
                                                    1997            1996
                                                ------------  -----------------
SMALL CAP VALUE PORTFOLIO--SELECTED DATA FOR
 EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
 THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period  . . . . .   $ 10.73        $ 10.00
                                                  -------        -------
Net Investment Income . . . . . . . . . . . . .       .08            .07
Net Realized and Unrealized Gain on
 Investments**. . . . . . . . . . . . . . . . .      2.66            .96
                                                  -------        -------
  Total From Investment Operations  . . . . . .      2.74           1.03
Less Distributions:
 From Net Investment Income . . . . . . . . . .      (.08)          (.07)
 From Net Realized Gains on Investments . . . .      (.99)          (.23)
                                                  -------        -------
  Total Distributions . . . . . . . . . . . . .   $ (1.07)       $  (.30)
                                                  =======        =======
Net Asset Value, End of Period  . . . . . . . .   $ 12.40        $ 10.73
                                                  =======        =======
Number of shares outstanding (000's omitted). .     3,488            982
Total Investment Return*  . . . . . . . . . . .     25.57%         10.33%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)  . .   $43,261        $10,541
 Operating expenses to average net assets(p). .      1.05%          1.05%(e)
 Net investment income to average net assets. .       .68%          1.15%(e)
 Portfolio turnover rate  . . . . . . . . . . .    126.10%         66.31%(l)
 Average commission rate  . . . . . . . . . . .   $   .06        $   .06

                                                                 Period From
                                                 Year Ended    May 1, 1996(a)
                                                December 31,   to December 31,
                                                    1997            1996
                                                ------------  -----------------
INTERNATIONAL BALANCED PORTFOLIO--SELECTED
 DATA FOR EACH SHARE OF BENEFICIAL INTEREST
 OUTSTANDING THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period  . . . . .   $ 10.39        $ 10.00
                                                  -------        -------
Net Investment Income . . . . . . . . . . . . .       .33            .24
Net Realized and Unrealized Gain on
 Investments**. . . . . . . . . . . . . . . . .      (.05)           .41
                                                  -------        -------
  Total From Investment Operations  . . . . . .       .28            .65
Less Distributions:
 From Net Investment Income . . . . . . . . . .      (.33)          (.24)
 From Net Realized Gains on Investments . . . .      (.23)          (.02)
                                                  -------        -------
  Total Distributions . . . . . . . . . . . . .   $  (.56)       $  (.26)
                                                  =======        =======
Net Asset Value, End of Period  . . . . . . . .   $ 10.11        $ 10.39
                                                  =======        =======
Number of shares outstanding (000's omitted). .     2,514          2,319
Total Investment Return*  . . . . . . . . . . .      2.65%          6.73%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)  . .   $25,420        $24,098
 Operating expenses to average net assets(v). .      1.10%          1.10%(e)
 Net investment income to average net assets. .      3.18%          3.59%(e)
 Portfolio turnover rate  . . . . . . . . . . .     81.04%         22.21%(l)
 Average commission rate  . . . . . . . . . . .   $   .03        $   .02

                                                                        Year Ended December 31,
                                   ----------------------------------------------------------------------------------------------
                                    +1997(c)   +1996(c)   +1995(c)    +1994(c)   +1993(c)  +1992(c)   +1991(c)  +1990(c)  1989(c)
                                   ----------  ---------  ---------  ----------  --------  ---------  --------  --------  --------
INTERNATIONAL EQUITIES
 PORTFOLIO (RENAMED
 THE "INTERNATIONAL
 EQUITY INDEX
 PORTFOLIO" EFFECTIVE
 MAY 1, 1998)--SELECTED DATA
 FOR EACH SHARE OF
 BENEFICIAL INTEREST
 OUTSTANDING THROUGHOUT THE
 PERIOD INDICATED:
Net Asset Value,
Beginning of Period...........     $  16.83    $  15.61   $  14.62   $  15.85    $ 12.25   $ 12.57    $10.37    $11.63    $ 10.43
                                   --------    --------   --------   --------    -------   -------    ------    ------    -------
Net Investment Income.........          .13         .21        .17        .12        .03       .11       .20       .35        .13
Net Realized and Unrealized
Gain (Loss) on Investments**..         (.97)       1.22        .99      (1.10)      3.91      (.32)     2.20     (1.26)      1.35
                                   --------    --------   --------   --------    -------   -------    ------    ------    -------
    Total From
    Investment Operations.....         (.84)       1.43       1.16       (.98)      3.94      (.21)     2.40      (.91)      1.48
Less Distributions:
 From Net Investment Income...         (.13)       (.21)      (.17)      (.12)      (.03)     (.11)     (.20)     (.35)      (.13)
 From Net Realized
 Gains on Investments.........         (.66)         --         --       (.13)      (.31)       --        --        --       (.15)
                                   --------    --------   --------   --------    -------   -------    ------    ------    -------
    Total Distributions.......     $   (.79)    $  (.21)  $   (.17)  $   (.25)   $  (.34)  $  (.11)   $ (.20)   $ (.35)   $  (.28)
                                   ========    ========   ========   ========    =======   =======    ======    ======    =======
Net Asset Value, End
of Period.....................     $  15.20    $  16.83   $  15.61   $  14.62    $ 15.85   $ 12.25    $12.57    $10.37    $ 11.63
                                   ========    ========   ========   ========    =======   =======    ======    ======    =======
Number of shares
outstanding (000's omitted)...       10,024       9,254      8,123      8,162      3,574     1,202       792       588        209
Total Investment Return*......        (5.03%)      9.19%      8.01%     (6.26%)    32.08%    (1.60%)   23.40%    (7.80%)     6.70%
SIGNIFICANT RATIOS AND
SUPPLEMENTAL DATA:
 Net Assets, End of
 Period (000's omitted)........    $152,359    $155,753   $126,803   $119,331    $56,652   $14,722    $9,954    $6,095    $ 2,431
 Operating expenses to
 average net assets(g).........         .79%        .76%       .84%       .85%       .85%      .85%      .84%      .79%       .94%
 Net investment income
 to average net assets.........         .78%       1.30%      1.34%       .85%       .26%      .90%     1.75%     3.29%      1.30%
 Portfolio turnover rate.......       83.13%      92.03%     65.82%     78.21%     65.57%   110.79%    86.70%    80.19%    140.00%
 Average commission rate.......     $   .02    $    .02         --         --         --        --        --        --         --

                                      Period From
                                    May 2, 1988(a)
                                    to December 31,
                                        1988(c)
                                   -----------------
INTERNATIONAL EQUITIES
 PORTFOLIO (RENAMED
 THE "INTERNATIONAL
 EQUITY INDEX
 PORTFOLIO" EFFECTIVE
 MAY 1, 1998)--SELECTED DATA
 FOR EACH SHARE OF
 BENEFICIAL INTEREST
 OUTSTANDING THROUGHOUT THE
 PERIOD INDICATED:
Net Asset Value,
 Beginning of Period...........       $10.00
                                      ------
Net Investment Income..........          .09
Net Realized and
 Unrealized Gain
 (Loss) on.....................          .43
 Investments**.................       ------
  Total From
   Investment
   Operations .................          .52
Less Distributions:
 From Net Investment
  Income.......................         (.09)
 From Net Realized
  Gains on Investments.........           --
                                      ------
  Total Distributions..........       $ (.09)
                                      ======
Net Asset Value, End
 of Period.....................       $10.43
                                      ======
Number of shares
 outstanding (000's
 omitted)......................          .79
Total Investment
 Return*.......................         5.20%(l)
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA:
 Net Assets, End of
  Period (000's
  omitted)............                $  828
 Operating expenses to
  average net assets(g)........          .78%(e)
 Net investment income
  to average net assets........         1.17%(e)
 Portfolio turnover rate.......        63.30%(l)
  Average commission rate......            --

                                                                 Period From
                                                Year Ended     May 1, 1996(a)
                                                December 31,   to December 31,
                                                   1997             1996
                                               -------------  -----------------
INTERNATIONAL OPPORTUNITIES
 PORTFOLIO--SELECTED DATA FOR EACH SHARE OF
 BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
 THE PERIOD INDICATED:
Net Asset Value, Beginning of Period........     $ 10.60         $ 10.00
                                                 -------         -------
Net Investment Income.......................         .10             .07
Net Realized and Unrealized Gain on
 Investments**..............................         .11             .60
                                                 -------         -------
  Total From Investment Operations..........         .21             .67
Less Distributions:
 From Net Investment Income.................        (.10)           (.07)
 From Net Realized Gains on Investments.....        (.08)             --
                                                 -------         -------
  Total Distributions.......................     $  (.18)        $  (.07)
                                                 =======         =======
Net Asset Value, End of Period..............     $ 10.63         $ 10.60
                                                 =======         =======
Number of shares outstanding (000's omitted)       2,882           1,689
Total Investment Return*....................        1.95%           6.72%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)..     $30,631         $17,898
 Operating expenses to average net
 assets(q)..................................        1.22%           1.25%(e)
 Net investment income to average net
 assets.....................................         .65%           0.87%(e)
 Portfolio turnover rate....................       21.09%           5.46%(l)
 Average commission rate....................     $   .03         $   .03

                                                                 Period From
                                  Year Ended December 31,      May 1, 1994(a)
                                ---------------------------    to December 31,
                                1997(x)   1996(x)   1995(x)        1994(x)
                                --------  --------  --------  -----------------
SHORT-TERM U.S. GOVERNMENT
 PORTFOLIO (RENAMED THE
 SHORT-TERM BOND PORTFOLIO
 EFFECTIVE MAY 1,
 1998)--SELECTED DATA FOR EACH
 SHARE OF BENEFICIAL INTEREST
 OUTSTANDING THROUGHOUT THE
 PERIOD INDICATED:
Net Asset Value, Beginning of
 Period......................   $ 10.05   $ 10.23   $  9.66      $10.00
                                -------   -------   -------      ------
Net Investment Income........       .59       .54       .50         .37
Net Realized and Unrealized
 Gain (Loss) on
 Investments**...............       .03      (.18)      .59        (.34)
                                -------   -------   -------      ------
  Total From Investment
   Operations................       .62       .36      1.09         .03
Less Distributions:
 From Net Investment Income..      (.59)     (.54)     (.50)       (.37)
 From Net Realized Gains on
  Investments................        --      (.00)     (.02)         --
                                -------   -------   -------      ------
  Total Distributions........   $  (.59)  $  (.54)  $  (.52)     $ (.37)
                                =======   =======   =======      ======
Net Asset Value, End of
Period.......................   $ 10.08   $ 10.05   $ 10.23      $ 9.66
                                =======   =======   =======      ======
Number of shares outstanding
 (000's omitted).............     5,070     5,840     1,750         178
Total Investment Return*.....      6.41%     3.61%    11.49%        .33%(l)
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA:
 Net Assets, End of Period
  (000's omitted)............   $51,120   $58,676   $17,911      $1,718
 Operating expenses to average
  net assets(j)..............       .57%      .75%      .75%        .75%(e)
 Net investment income to
  average net assets.........      5.67%     5.66%     5.52%       5.82%(e)
 Portfolio turnover rate.....    108.29%    20.68%   109.77%      11.22%(l)

                                                                Period From
                                                 Year Ended    May 1, 1996(a)
                                                December 31,   to December 31,
                                                    1997            1996
STRATEGIC BOND PORTFOLIO--SELECTED DATA FOR
 EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
 THROUGHOUT THE PERIOD INDICATED:
Net Asset Value, Beginning of Period  . . . .     $ 10.16        $ 10.00
                                                  -------        -------
Net Investment Income . . . . . . . . . . . .         .59            .38
Net Realized and Unrealized Gain on
 Investments**. . . . . . . . . . . . . . . .         .30            .28
                                                  -------        -------
  Total From Investment Operations  . . . . .         .89            .66
Less Distributions:
 From Net Investment Income . . . . . . . . .        (.66)          (.38)
 From Net Realized Gains on Investments . . .        (.15)          (.12)
                                                  -------        -------
  Total Distributions . . . . . . . . . . . .     $  (.81)       $  (.50)
                                                  =======        =======
Net Asset Value, End of Period  . . . . . . .     $ 10.24        $ 10.16
                                                  =======        =======
Number of shares outstanding (000's omitted)        2,797          1,271
Total Investment Return*  . . . . . . . . . .        9.05%          6.71%(l)
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, End of Period (000's omitted)  .     $28,647        $12,907
 Operating expenses to average net assets(s)         1.00%          1.00%(e)
 Net investment income to average net assets         5.80%          6.05%(e)
 Portfolio turnover rate  . . . . . . . . . .       69.38%        171.39%(l)

---------
(a) Date funds first allocated to Portfolio.
(b) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .66% for the year in 1990.
(c) See "Changes in the International Equity Index Portfolio's Investment Objective and Policies."
(e) Annualized.

(g) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .87%, .87%, 1.13%, 1.30%, 1.67%, 2.61% and 4.25% for the years ended December 31, 1995, 1994, 1993, 1992,
    1991, 1990, and 1989, respectively.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06%, 1.24%, 1.73%, and 1.71% for the years ended December 31, 1992, 1991, 1990, and 1989, respectively.
(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made, the expense ratio would have been .79%, 1.83%, and 13.60%, for the years ended December 31, 1996, 1995, and 1994, respectively.

(l) Not Annualized.
(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42% and 2.34% for the years ended December 31, 1997, and 1996, respectively.
(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06% and 1.89% for the years ended December 31, 1997, and 1996, respectively.
(o) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.14% and 2.15% for the years ended December 31, 1997, and 1996, respectively.
(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.30% and 2.06% for the years ended December 31, 1997, and 1996, respectively.
(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.57% and 2.76% for the years ended December 31, 1997, and 1996, respectively.
(r) Expense ratio is net of expense reimbursement. See notes 1 and 3 under "Synopsis of Expense Information," above. Had such reimbursement not been made the expense ratio would have been .65% and 1.61% for the years ended December 31, 1997, and 1996, respectively.
(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.32% and 1.57% for the years ended December 31, 1997, and 1996, respectively.
(u) The Total Return includes the effect of a voluntary capital contribution from John Hancock of $0.06 per share for the year ended 1996 and $0.04 per share for year ended 1997. The Total Investment Return without the capital contribution would have been 13.59% for the year ended 1996 and 32.47% for the year ended 1997.
(v) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.56% and 1.44% for the years ended December 31, 1997, and 1996, respectively.

(x) See "Changes in Short-Term Bond Portfolio's Investment Objective and Policies."
 + Effective January 1, 1990, foreign taxes withheld are presented as income deductions and not as expenses.
 * The performance of the Portfolios shown in these Financial Highlights does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
** The amount shown at this caption for each share outstanding throughout the period, may not accord with the change in the aggregate gains and losses in the portfolio securities for the period, because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

  Each Portfolio of the Fund has a different investment objective, which it pursues through the separate investment policies described below. Additional investment practices of some or all of the Portfolios are discussed below under "Investment Practices." The differences in objectives, policies, and practices among the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of market and financial risks to which each Portfolio is subject. Please refer to "Risk Factors" below for a discussion of certain risks applicable to each Portfolio.

  Managed Portfolio: The investment objective of the Managed Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Total return consists of income, including interest, dividends and discount accruals, and capital appreciation.

  The Portfolio will invest in the following investment sectors:

     (1) Common stocks, securities convertible into or with rights to purchase common stocks (such as convertible debentures and convertible preferred stock), and other equity investments, including equity securities issued by
  (a) companies believed to offer earnings growth potential over both the intermediate and the long term or (b) companies believed to offer above average capital appreciation opportunities for other reasons. To the extent the Portfolio, at any point in time, includes equity securities that are perceived to offer above average capital appreciation potential, an investment in the Portfolio may involve greater risk or more volatility than the overall equity market.

     (2) Bonds and other fixed income securities with maturities generally in excess of twelve months, including (a) corporate debt securities issued by United States or foreign corporations and (b) governmental securities, domestic and foreign. To the extent that the portfolio invests in lower-rated securities (including so-called "high yield" securities), the Portfolio will be subject to graeter risks. See "Risks of Lower-Quality Instruments" under "Risks of Other Debt Securities" below.

     (3) High quality money market instruments, including (a) obligations issued or guaranteed as to principal or interest by the United States government, or any agency or authority thereof, (b) municipal and foreign government obligations, (c) obligations of supranational organizations (e.g., the World Bank and the International Monetary Fund), (d) obligations of U.S. and foreign banks and other lending institutions, (e) repurchase agreements, (f) commercial paper, and (g) other debt securities with maturities generally not in excess of twelve months.

In addition, up to 30% of the Portfolio's total fixed income investments (at time of purchase) may be invested in securities denominated in currencies of developed countries other than the United States. (For this purpose, debt securities include convertible securities and preferred stock.)

  The sub-investment manager of this Portfolio (see "Management of the Fund," below) will make ongoing decisions as to the mix of investments of the Portfolio among the three investment sectors in order to capitalize on short and intermediate-term market trends and to improve the long-term overall return of the Portfolio.


  Equity Index Portfolio: The investment objective of the Equity Index Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the Standard & Poor's 500 Composite Price Index (S&P
500) utilizing common stocks that are publicly traded in the United States. The Portfolio attempts to achieve this objective by investing in U.S. traded and denominated stocks to replicate the characteristics of the S&P 500. For additional information about the S&P 500, see "Investment Practices--The S&P 500" below.

  The Portfolio seeks to replicate the investment results of the S&P 500, through passive investment management. The Portfolio will purchase the common stock of those companies included in the S&P 500 in their capitalization weighted proportions to attempt to replicate the aggregate risk characteristics and industry diversification of the S&P 500. In this way, the sub-investment manager attempts to minimize the degree to which the investment results of the Portfolio differ from the results of the S&P 500.

  There is no fixed number of stocks in which the Portfolio will invest. However, it is anticipated that under normal circumstances the Portfolio will hold approximately 500 stocks. The Portfolio may purchase and sell stock index futures, purchase options on stock indexes and purchase options on stock index futures to maintain market exposure and manage cash flows. The Portfolio may also invest in Standard & Poor's Depository Receipts. The Portfolio may temporarily maintain cash balances for liquidity purposes or pending investment, in short-term high quality debt instruments, including commercial paper, bank obligations and U.S. Government securities.

  As changes are made to the S&P 500 during the year, they will be reflected in the Portfolio as soon as deemed advisable. The Portfolio will, to the extent feasible, remain fully invested. The Portfolio's ability to match the performance of the S&P 500 will be affected to some extent by the size and timing of cash flows into and out of the Portfolio. The Portfolio will be managed to reduce such effects. Although the Portfolio will attempt to achieve a high correlation with the target S&P 500, it cannot guarantee that a high correlation will be achieved. Other factors that will affect the Portfolio's ability to approximate the target index return are: commission expenses, other operating expenses, the size of the bid-ask spread associated with stocks that are traded in the over-the-counter market, portfolio management expenses incurred, and the degree of success of the techniques employed by the Portfolio's sub-investment manager.

  Large Cap Value Portfolio: The investment objective of the Large Cap Value Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investment in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation. The Portfolio will invest primarily in the common stocks of established companies paying above average dividends. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will consist of equity securities of large capitalization ("large cap") companies. The Fund's current definition of "large cap" companies is set forth below under "Market Capitalization Risk."

  The Portfolio will tend to take a value approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio will generally consider companies with the following characteristics: established operating histories; above average current dividend yields relative to the S&P 500 Index; low price/earnings ratios relative to the S&P 500 Index; sound balance sheet and other financial characteristics; and stock price relative to company's underlying value measured by assets, earnings, cash flow, or business franchises.

  Most of the assets will be invested in U.S. common stocks. However, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, money market securities and other short-term securities, and warrants, when considered consistent with the Portfolio's investment objective and program.

  Large Cap Growth Portfolio: The investment objective of the Large Cap Growth Portfolio is above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio. In pursuing its investment objective, the Portfolio will generally purchase securities of well-managed companies believed to offer growth potential through their increasing earnings but will also invest in other companies where unusual appreciation opportunities may exist.

  Under normal circumstances, at least 65% of the value of the Portfolio's total assets will consist of equity investments in large capitalization ("large cap") companies. This is a non-fundamental policy that may be changed without shareholder approval. The Fund's current definition of "large cap" companies is set forth below under "Market Capitalization Risk."

  While this Portfolio generally will sell securities only after owning them for more than six months, shorter term considerations may also govern the purchase and sale of securities. Accordingly, the Portfolio may realize short-term gains or losses as well as long-term gains or losses.


  Considering that the Portfolio will be aggressively managed and that the investments which are believed to have the greatest growth potential may present significant risks, an investment in this Portfolio involves a higher degree of risk than funds which invest in more conservative large capitalization common stocks . In economic and market environments that are considered favorable for achievement of capital appreciation, the Large Cap Growth Portfolio will invest in securities more volatile than the overall market. When poor market conditions exist, however, the sub-investment manager may seek to reduce potential losses by holding meaningful amounts of cash and short-term instruments, perhaps up to as much as 50% of the Portfolio.

  Mid Cap Value Portfolio: The investment objective of the Mid Cap Value Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value. The Portfolio may also invest in larger or smaller issuers, although, under normal circumstances, at least 65% of the value of its total assets will consist of equity investments in mid-cap companies. The Fund's current definition of "mid cap" companies is set forth below under "Market Capitalization Risk." The Portfolio seeks capital growth through an investment approach that is intended to increase capital with the intention of not subjecting the Portfolio to unreasonable risk.

  Its investment strategy is to invest in securities believed to be undervalued based on strong fundamentals, including low price/earnings ratios, strong balance sheet and financial positions, recent company restructuring with the potential to realize hidden values, strong management, consistent cash flow, or low price/book value.

  Most of the assets normally will be invested in U.S. common stocks. However, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, cash and short-term securities, and warrants, when considered consistent with the Portfolio's investment objective and program.

  Mid Cap Growth Portfolio: The investment objective of the Mid Cap Growth Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization ("mid cap") companies. The Fund's current definition of "mid cap" companies is set forth below under "Market Capitalization Risk." The Portfolio may also invest in smaller or larger issuers, although, under normal circumstances, at least 65% of the value of its total assets will consist of equity investments in mid-cap companies. Realization of income is not a significant investment consideration. Any income realized by the Portfolio's investments will be incidental to its primary objective.

  The sub-investment manager takes a stock-by-stock approach to building the Portfolio by seeking to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are selected without regard to any defined industry sector or other similarly defined selection procedure. For foreign securities, the Portfolio invests in companies with earnings growth potential, regardless of country of organization or place of principal business activity.

  Most of the assets normally will be invested in U.S.

common stocks. However, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, preferred stocks, cash and short-term securities, and warrants, when considered consistent with the Portfolio's investment objective and program.


  Real Estate Equity Portfolio: The investment objective of the Real Estate Equity Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  Under ordinary economic conditions, the major part of the Portfolio's investments will be invested in the equity investments of equity real estate investment trusts which own commercial and multi-family residential real estate, commercial property companies and companies primarily engaged in the real estate business, such as real estate development companies, commercial and residential brokerage companies and natural resource companies.

  Investments may also be made in companies with activities related to the real estate industry, such as mortgage real estate investment trusts which make construction, development and long-term mortgage loans; financial institutions, including thrift institutions and mortgage banking companies, which originate or service mortgage loans; manufacturers and distributors of building supplies, manufactured housing and mobile homes; and hotel companies, entertainment companies, retailers, railroads and other companies engaged in non-real estate businesses but whose real estate holdings are significant in relation to the market value of their common stock.


  The securities purchased will be principally common stocks (and securities convertible into or with rights to purchase common stocks) but a portion of the Portfolio may be invested in preferred stock, in commercial mortgage securities (debt obligations secured by commercial property) and in collateralized mortgage obligations (mortgage pass-through securities secured by commercial mortgage pools) which will primarily be of investment grade quality as defined below under "Strategic Bond Portfolio". The Portfolio may also invest in master limited partnerships from time to time.

  Although the Portfolio will not make a practice of short-term trading, purchases and sales of securities will be made whenever believed necessary to achieve the objectives of the Portfolio, giving secondary consideration to resulting brokerage costs.

  Small/Mid Cap CORE Portfolio: The investment objective of the Small/Mid Cap CORE Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of securities of U.S. issuers. Such securities will generally be included in the Russell 2500 Index at the time of investment. The sub-investment manager utilizes optimization techniques (described below) to seek to maximize the Portfolio's expected return, while maintaining a risk profile, style, capitalization and industry characteristics similar to the Russell 2500 Index. At least 90% of total assets will be invested in equity securities of U.S. issuers or foreign issues traded in the U.S. and that comply with U.S. accounting standards. Under normal circumstances at least 65% of this Portfolio's total assets will consist of equity investments in small capitalization ("small cap") or medium capitalization ("mid cap") companies. The Fund's current definitions of "small cap" and "mid cap" companies are set forth below under "Market Capitalization Risk."

  Within these general parameters, the Portfolio's investments are selected using a "Computer-Optimized, Research-Enhanced ("CORE") investment process. An important component of the CORE process is a rigorous computerized system for forecasting returns in the U.S. equity market, and returns on individual equity securities, according to fundamental investment characteristics. This proprietary computerized system incorporates measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, and earnings stability). All of these factors have been shown to significantly impact the performance of the securities and markets they were designed to forecast. The weightings that the computerized system assigns to these factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. Moreover, the computerized system is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the sub-investment manager believes that this computerized system is broader in scope and provides more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by this computerized system do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

  The sub-investment manager seeks to "enhance" the above described computerized analysis of a security with more traditional types of research provided by the Goldman Sachs Global Investment Research Department or other appropriate sources. The resulting evaluations reflect analysts' judgments as to the investment merits of each specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

  Securities owned by this Portfolio will generally be sold when the sub-investment manager believes that the market price fully reflects or exceeds the securities fundamental valuation or when more attractive investments are identified. By employing both a quantitative (i.e., "Computer-Optimized") and a qualitative (i.e., "Research-Enhanced") method of selecting securities, Small/Mid Cap CORE Portfolio seeks to capitalize on the strengths of each discipline.

  Although most of the assets normally will be invested in U.S. common stocks, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, preferred stocks, and warrants, when considered consistent with the Portfolio's investment objective and program. The Portfolio will invest in equity securities of foreign issuers only if traded in the U.S. and if the issuer complies with U.S. accounting standards. The Portfolio will invest only in those fixed income securities that are considered cash equivalents.

  Small Cap Value Portfolio: The investment objective of the Small Cap Value Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics. Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in the equity securities of U.S. small cap companies. The Fund's current definition of "small cap" companies is set forth below under "Market Capitalization Risk." However, the Portfolio may invest to a lesser degree in equity securities of companies whose capitalizations exceed that of small cap companies. The Portfolio normally will be highly diversified, containing 150 to 250 securities.

  In managing the Portfolio, the sub-investment manager will apply a combination of quantitative strategies and traditional stock selection methods to a very broad universe of stocks of small companies in order to uncover the best possible values. Typically, over 2,500 stocks will be examined quantitatively for their exposure to certain factors. The sub-investment manager has identified specific factors which it believes are helpful in selecting equities which may provide superior performance. These factors may include earnings-to-price ratios, book value-to-price ratios, earnings estimate revision momentum, relative market strength compared to competitors, inventory/sales trend and financial leverage. Once an initial suggested portfolio is generated through an optimization process, traditional fundamental analysis is used to provide a final review before stocks are selected for purchase for the Portfolio.

  Most of the assets normally will be invested in U.S. common stocks. However, the Portfolio may also purchase other types of securities: for example, foreign securities, convertible securities, cash and short-term securities, and warrants, when considered consistent with the Portfolio's investment objective and program.


  Global Equity Portfolio: The investment objective of the Global Equity Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities. The Portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. Income is an incidental consideration.

  The Portfolio invests in companies that the Portfolio's sub-investment manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. It is expected that investments will be spread broadly around the world. The Portfolio will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. The Portfolio may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in this Portfolio.


  It is expected that investments will include companies of varying size as measured by assets, sales or capitalization. It is expected that these companies will be primarily "large cap" companies as defined below under "Market Capitalization." The Portfolio generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, convertible and non-convertible preferred stock, and fixed-income securities of governments, government agencies, supranational agencies and companies when the sub-investment manager believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be predominantly of investment grade quality (as defined below under "Strategic Bond Portfolio"). The Portfolio may not invest more than 5% of its total assets in debt securities of the type commonly referred to as "high yield" or "junk" bonds. See "Risks of Other Debt Securities" below.

  International Balanced Portfolio: The investment objective of the International Balanced Portfolio is to provide maximum total U.S. dollar return, consisting of capital appreciation and current income. The Portfolio seeks to achieve its objective by pursuing active asset allocation strategies across non-U.S. equity and fixed income markets and active security selection within each market. This is a non-diversified portfolio.

  The sub-investment manager's investment perspective for the Portfolio is to determine fundamental value (i.e., whether an investment is fairly priced) based on long-term sustainable future cash flows associated with given asset classes and securities. The sub-investment manager will focus on comparing current market prices to fundamental values, rather than on either forecasts of future price changes or extrapolations of historical price relationships. In determining fundamental value, the sub-investment manager takes into consideration broadly based indices representing asset classes or markets and various economic variables such as productivity, inflation and global competitiveness. The valuation of asset classes reflects an integrated, fundamental analysis of non-U.S. markets. The sub-investment manager believes that, over the long term, investing across non-U.S. equity and fixed income markets based upon discrepancies between market prices and fundamental values may achieve enhanced return.

  It is expected that the Portfolio will invest its assets primarily in developed equity markets other than the U.S. and in developed fixed income markets other than the U.S. and to a lesser extent invest in equity and debt securities of issuers in emerging markets. Under normal circumstances, fixed income senior securities will constitute at least 25% of the value of the Portfolio's total assets and the Portfolio will invest in issuers of at least three different countries other than the United States.

  International Equity Index Portfolio: The investment objective of the International Equity Index Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets as represented by the MSCI EAFE GDP Index. This is the Gross Domestic Product Weighted Morgan Stanley Capital International Europe, Australasia and Far East (Free) Index, which is a broad-based benchmark made up of more than 1,000 companies in Europe and the Pacific Rim. The MSCI EAFE GDP Index is constructed by Morgan Stanley Capital International (MSCI), which chooses countries commonly known as developed markets and weights them in the index based on their Gross Domestic Product (GDP). Within each country, stocks are weighted by their market capitalization. Most of the largest companies listed on each country's stock exchange, by market value, are included in the MSCI EAFE GDP Index for diversification purposes. For additional information about this index, see "Investment Practices--The MSCI EAFE GDP Index" below.

  The Portfolio attempts to track the capital appreciation and dividend income of the Index by investing in a representative portion of the stocks which matches as closely as possible the characteristics of the stocks which comprise the Index. The Portfolio will also invest in stock index futures. The Portfolio will attempt to achieve a correlation between the performance of its Portfolio and that of MSCI EAFE GDP Index of at least 0.90, without taking into account fees and expenses. A perfect correlation would be 1.00.

  The Portfolio's ability to track the performance of the Index will depend to some extent on the size and timing of cash flows into and out of the Portfolio, as well as on the level of the Portfolio's expenses, and the capability of the sub-investment manager to select a representative sample of the securities included in the Index. To the extent that the size of the Portfolio's assets limits the number of issues that the Portfolio can purchase, or is relatively small in relation to cash flows, there is more potential for deviation from the MSCI EAFE GDP Index's performance than at higher asset levels.

  The Portfolio normally invests at least 65% of its total assets in foreign equity securities, consisting of common stocks (including American Depository Receipts) and preferred stocks, securities convertible to common stock (provided they are traded on an exchange or over-the-counter), warrants and receipts. No more than 10% of the Portfolio's assets will be held in cash or cash equivalents. The Portfolio may invest up to 20% of its net assets at time of purchase in securities of emerging international markets, such as Mexico, Chile and Brazil, either directly through local exchanges, through publicly-traded closed-end country funds or through "passive foreign investment companies." A substantial portion of the Portfolio's assets will be denominated in foreign currencies. See "Risks of Foreign Securities" below.

  MSCI EAFE GDP Index is the exclusive property of Morgan Stanley & Co., Incorporated and is a registered service mark of Morgan Stanley Capital International. Those organizations do not sponsor and are not in any way affiliated with the Fund. Inclusion of a security in the Index in no way implies an opinion as to its attractiveness or appropriateness as an investment.

  International Opportunities Portfolio: The investment objective of the International Opportunities Portfolio is to provide capital appreciation through investment in common stocks of primarily well-established non-United States companies. The Portfolio expects to diversify broadly among countries throughout the world, including developed countries, newly-industrialized countries and to a moderate degree in emerging markets. The Portfolio expects, under normal circumstances, to invest substantially all of its assets in common stocks outside the United States. However, the Portfolio may also invest in a variety of other equity-related securities, such as common stocks, preferred stocks, warrants, and convertible securities, as well as money market and short-term securities.

  In determining the appropriate distribution of investments among various countries and geographic regions, the sub-investment manager ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

  In analyzing companies for investment, the sub-investment manager ordinarily looks for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

  Most of the assets normally will be invested in non-U.S. equity-related securities. However, the Portfolio may also purchase other types of securities: for example, domestic securities, cash and short-term securities, when considered consistent with the Portfolio's investment objective and program.

  Emerging Markets Equity Portfolio: The investment objective of the Emerging Markets Equity Portfolio is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of emerging markets companies. Under normal conditions, the Portfolio maintains investments in at least six emerging markets countries at all times and invests no more than 35% of its total assets in any one emerging markets country.

  The sub-investment manager currently regards the following to be emerging markets countries: Latin America (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela); Asia (Bangladesh, China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam); southern and eastern Europe (Czech Republic, Greece, Hungary, Kazakistan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey, and the Ukraine); the Middle East (Israel and Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe). In the future the Portfolio may invest in other emerging markets countries. The Portfolio considers a company to be an emerging market company if its securities are principally traded in the capital market of an emerging market country; it derives at least 50% of its total revenue from either goods produced or services rendered in emerging market countries or from sales made in such emerging market countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws or and has a principal office in an emerging market country.

  This Portfolio uses a proprietary, quantitative asset allocation model created by the sub-investment manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percentage of assets to invest in each country to maximize expected returns for a given risk level. The Portfolio's aims are to invest in those countries that are expected to have the highest risk/reward trade-off when incorporated into a total portfolio context. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research and publicly available information and company visits.

  This Portfolio invests primarily in common stock, but also may invest in other types of equity and equity derivative securities (such as convertible debt). This includes certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. It may invest up to 35% of its total assets at the time of purchase in debt securities, including up to 5% in debt securities rated below investment grade (as defined below under "Strategic Bond Portfolio" below).

  Investors in this Portfolio should expect greater fluctuations in share price and total return compared with less aggressive funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. See "Risks of Foreign Securities," below.

  Short-Term Bond Portfolio: The investment objective of the Short-Term Bond Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation, through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

  Under normal circumstances, (a) at least 65% of the Portfolio's total assets will be invested in debt obligations, (b) the Portfolio's average maturity will be between one and three and one half years, and (c) securities that are below "investment grade" will not equal more than 20% of the Portfolio's net assets. Investments in such lower rated ("high yield") securities are subject to greater risks of loss. The Portfolio, however, will not purchase any security unless it is rated within the five highest categories for bonds by a nationally recognized securities rating organization ("NRSRO") or, for any security that does not have a bond rating, considered by the sub-investment manager to be of comparable quality. Foreign securities will be purchased only if they are payable in United States dollars. Under normal conditions, the Portfolio will not invest more than 25% of its net assets in foreign securities at the time of purchase.

  Within these parameters, the Portfolio is expected to invest most heavily in corporate debt obligations. Nevertheless, the Portfolio has complete discretion also to invest in U.S. Government securities, commercial paper, bank obligations, or any other investment grade obligations that do not violate the Portfolio's investment policies or objective. See "Types of Investment Securities and Ratings--U.S. Government Obligations" in the Statement of Additional Information.

  For purposes of satisfying its investment objective and policies, the Portfolio considers the following to be "investment grade": (a) all U.S. Government securities; (b) other bonds or bank obligations rated within the four highest categories for such obligations by an NRSRO or, if unrated, considered to be of comparable quality by the sub-investment manager (see "Types of Investment Securities and Ratings--Corporate Bond Ratings" in the Statement of Additional Information); (c) commercial paper and short-term bank obligations rated in one of the three highest grades for such instruments by an NRSRO or, if unrated, considered by the sub-investment manager to be of comparable quality (see "Types of Investment Securities and Ratings--Commercial Paper Ratings" in the "Statement of Additional Information"); and (d) repurchase agreements involving investment-grade debt securities.

  The investments of the Short-Term Bond Portfolio may include convertible debt, preferred and convertible preferred stock, and similar securities. This Portfolio also may use, among others, the Portfolio management devices discussed below under "Mortgage Dollar Rolls and Reverse Repurchase Agreements."

  The Portfolio would be suitable for investors seeking to enhance their income and returns above those available from money market funds. In low interest rate environments, the higher returns are attractive. In rising interest rate environments, a short-term bond portfolio offers greater stability and defensive characteristics than a longer maturity bond account. On the other hand, because this Portfolio's share price will not remain constant, the Portfolio would not be appropriate for an investor whose primary objective is absolute stability of principal.

  Bond Index Portfolio: The initial investment objective of the Diversified Bond Index Portfolio will be to provide investment results that correspond to the total return and risk characteristics of the Lehman Brothers Government/Corporate Index (the "Government/Corporate Index"). Over time, as the portfolio reaches sufficient size, it is expected that the Portfolio will seek to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), which is made up of the Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The sub-investment manager estimates that, under current conditions, this transition would occur when and if the Portfolio's assets reach approximately $50 million.

  Each of these indexes includes fixed rate debt issues rated investment grade (as defined below under "Strategic Bond Portfolio") by Moody's Investors Service, Inc., or by Standard & Poor's Ratings Group if unrated by Moody's. All issues have at least one year to maturity and an outstanding par value of at least $100 million. For additional information about these indexes, see "Investment Practices--the Lehman Brothers Government/ Corporate and Aggregate Bond Indexes."

  The sub-investment manager will monitor to determine whether any of the Portfolio's securities have ceased to meet any of these criteria, and, if so, the Portfolio may dispose of such securities or retain them, regardless of whether they have yet been removed from the relevant index. However, such "ineligible" investments, together with cash and money market instruments may not exceed 20% (and are not expected to exceed 10%) of the Portfolio's net assets. Nor will more than 5% of the Portfolio's net assets comprise either (a) cash or money-market instruments or (b) debt securities of the type commonly referred to as "high yield" or "junk" bonds. See "Risks of Other Debt Securities" below.

  Within the foregoing parameters, the Portfolio will invest primarily in the following obligations: (i) debt obligations issued or guaranteed by the United States Government or its agencies or instrumentalities; (ii) debt obligations issued by U.S. corporations; (iii) debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies; (iv) mortgage-backed securities; (v) asset-backed securities; and (vi) any other issues that are included in the Government/Corporate or Aggregate Bond Index. Although the sub-investment manager will manage the Portfolio in a passive manner, the Portfolio generally will not hold all of the individual issues which comprise the Government/Corporate or Aggregate Bond Index, because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of the securities in the index, selecting issues so that certain critical statistics of the Portfolio match those of the index to the greatest extent feasible. Those factors include, but are not limited to: duration, cash flow structure, industry sector, credit quality, and callability.

  The Portfolio's ability to duplicate the performance of the relevant index will depend to some extent on the size and timing of cash flows into and out of the Portfolio, as well as on the level of the Portfolio's expenses, and the capability of the sub-investment manager to select a representative sample of the securities included in the index. To the extent that the size of the Portfolio's assets limits the number of issues that the Portfolio can purchase, or is relatively small in relation to cash flows, there is more potential for deviation from the relevant index's performance than at greater asset levels.

  Strategic Bond Portfolio: The investment objective of the Strategic Bond Portfolio is to provide a high total return consistent with moderate risk of capital from a portfolio that invests in the debt obligations primarily of U.S. issuers and to a more limited extent foreign issuers, including issuers in emerging market countries. Total return will consist of income plus realized and unrealized capital gains and losses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

  The sub-investment manager actively manages the Portfolio's duration, the allocation of securities across market sectors, the allocation of securities across countries, and the selection of specific securities within sectors and/or countries. Based on fundamental, economic, and capital markets research, the sub-investment manager adjusts the duration of the Portfolio in light of market conditions and the sub-investment manager's interest rate outlook. For non-U.S. investments, the Portfolio's assets are primarily allocated to securities of developed countries.

  The sub-investment manager also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, debt obligations of governments, agencies and supranational organizations, corporate securities, 144A securities, and asset-backed and mortgage-related securities. Specific securities which the sub-investment manager believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts.

  It is a current policy of the Portfolio that, under normal circumstances, its assets primarily will consist of securities that are of at least investment grade quality. "Investment grade securities" are (i) securities that have a rating at the time of their purchase within the four highest grades as determined by Moody's Investors Service, Inc., or Standard & Poor's Corporation or (ii) unrated securities considered to be of comparable quality. Investments in lower-rated ("high yield") securities are subject to greater risks of loss. The meanings of these ratings are further discussed under "Types of Investment Instruments and Ratings--Corporate Bond Ratings" in the Statement of Additional Information.

  High Yield Bond Portfolio: The investment objective of the High Yield Bond Portfolio is to provide high current income and capital appreciation through investing primarily in high yield

(below investment grade) debt securities. Under normal market and economic conditions, the Portfolio will invest at least 65% of its assets in debt obligations considered to be below investment grade, including high yield/high risk, preferred stock and convertible securities. High yield/high risk debt securities, which are frequently referred to as "junk bonds," are considered to be those debt securities rated Bal or lower by Moody's Investors Service, or BB+ or lower by Standard & Poor's Corporation, or unrated securities deemed to be of comparable credit quality by the sub-investment manager. The meanings of these ratings are further discussed under "Types of Investment Instruments and Ratings--Corporate Bond Ratings" in the Statement of Additional Information. Generally, the Portfolio's average maturity is expected to range between 3 and 15 years, although there are no specific maturity restrictions.

  The Portfolio may invest in debt obligations issued by foreign governments, their agencies and instrumentalities, supranational entities, and companies located outside of the United States. These will be primarily denominated in U.S. dollars, and no more than 20% of the Portfolio's assets at the time of purchase will be invested in issuers domiciled in countries whose credit rating is below investment grade (e.g., emerging market countries). For liquidity and flexibility or for defensive purposes in unusual market conditions, the Portfolio may invest all or any portion of its assets in investment-grade short term securities, cash or cash equivalents.

  The Portfolio will be managed using a bottom-up decision-making process. That is, decisions about which high yield/high risk bonds are to be bought, held or sold will be based primarily on the investment merits of the particular security. Top-down considerations (such as the macroeconomic outlook or industry trends) will play an important role in new idea generation, but the emphasis is on individual security selection based on fundamental research. Such research will be performed largely at the sub-investment manager by its staff of research analysts. Generally, the Portfolio will not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

  Investors in this Portfolio should expect greater fluctuations in share price, yield and total return, compared with less aggressive debt-oriented funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. See also "Risks of Lower-Quality Instruments" under "Risks of Other Debt Securities" below.

               BROKERAGE COMMISSIONS AND PORTFOLIO TURNOVER

  To the extent that brokerage commissions (or dealer "spreads" or "mark-ups") are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for the Portfolios are set forth under "Financial Highlights," above. The annual portfolio turnover rates for the Portfolios as to which no historical information is yet available are expected to be approximately the following percentages of those Portfolios' average daily net assets: 45% for the Small/Mid Cap CORE Portfolio, 150% for the Global Equity Portfolio, 75% for the Emerging Markets Equity Portfolio, at least 30% for the Bond Index Portfolio, and not more than 100% for the High Yield Bond Portfolio.

  Certain option and futures contract strategies which may be employed, in varying degrees, by all of the Portfolios except the Real Estate Equity and Bond Index Portfolios can increase the turnover rate and commission expenses and entail other risks to those Portfolios employing such strategies. See "Investment Practices," below.

                                 RISK FACTORS

  The difference in objectives, policies, and practices of the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of financial and market risks to which each Portfolio is subject. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on such security; and it refers to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of the conditions in the securities markets in general and, with particular reference to debt securities, how changes in the overall level of interest rates affect their prices.

  In addition to the general risks discussed in the paragraphs that follow, risks relating to certain specific investment practices in which a Portfolio may engage are discussed below under "Investment Practices" and under "Types of Investment Instruments and Ratings" in the Statement of Additional Information.

RISKS OF MONEY MARKET INSTRUMENTS

  All of the Portfolios may invest in money market instruments to some extent. Money market instruments generally do not have maturities that exceed thirteen months. Such securities can include short-term paper such as certificates of deposit and commercial paper, and U.S. government obligations and other debt securities with maturities generally not in excess of thirteen months. Money market instruments offer investors liquidity. Although money market instruments are subject to decreases and increases in market value resulting from changes in interest rates, for the most part these changes are small due to the instruments' short term to maturity.

RISKS OF OTHER DEBT SECURITIES

  The following Portfolios are primarily invested in non-money market debt securities: the Short-Term Bond, Bond Index, Strategic Bond, and High Yield Bond. The Managed, Emerging Markets Equity, and International Balanced Portfolios can vary their holdings of these securities within a broad range. All the other Portfolios may invest in these securities to some extent.

  Interest Rate Risk: In general, debt securities having longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Portfolio that invests in such securities. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the duration of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. The interest rate risk of the Short-Term Bond Portfolio, although moderate, is below that of traditional intermediate or long-term bond portfolios.

  Credit Risk: The value of a fixed income security may also change as a result of market perceptions regarding its default or credit risk, defined as the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Portfolios that invest in non-money market debt securities may have some exposure to credit risk.

  Risk of Lower-Quality Instruments: High-yield/high-risk bonds (or "junk" bonds) are debt securities rated below investment grade as defined above under "Investment Objectives and Policies--Strategic Bond Portfolio." The value of lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in generally prevailing interest rates. Issuers of high yield/high risk securities are typically in weak financial health and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

  Investments in companies issuing high-yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities. The High Yield Bond Portfolio intends to invest primarily in these securities. The other Portfolios most likely to invest a significant portion of their assets in high-yield securities are the Managed, Large Cap Value, International Balanced, Short-Term Bond, and Strategic Bond Portfolios. In contrast, the Bond Index Portfolio will not invest in debt securities that are not at least investment grade at the time of purchase. However, all Portfolios (other than the Equity Index Portfolio) that invest in debt securities may at times have some exposure to high yield securities.

  Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

  Prepayment Risk: Prepayment risk is the risk that a borrower of a debt security repays an outstanding loan before it is due. Such prepayment is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Most mortgage backed, asset backed, other public bond debt securities and 144A securities are exposed to this risk. U.S. Government securities have minimal exposure to this risk. Issuers of public debt securities may be required to pay a penalty in order to exercise this prepayment right. Generally, a Portfolio reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Portfolio's current yield. The values of securities that are subject to prepayment risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment features. The Portfolios most likely to invest a significant position of their assets in debt securities with prepayment features are Managed, Real Estate Equity, International Balanced, Emerging Markets Equity, Short-Term Bond, Bond Index, Strategic Bond, and High-Yield Bond Portfolios. However, all Portfolios that invest in debt securities may at times have some exposure to prepayment risk.

  Risks of "Zero Coupon" Instruments: All of the Portfolios may, in varying degrees, invest in debt instruments that provide for payment of interest at the maturity date of the instrument (or pay interest in the form of additional securities), rather than paying interest in cash periodically over the life of the instrument. The values such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments. The Portfolios most likely to invest a significant amount of their assets in instruments that are subject to this volatility risk are the Managed, Real Estate Equity, International Balanced, Emerging Markets Equity, Short-Term Bond, Bond Index, Strategic Bond, and High-Yield Bond Portfolios. However, all Portfolios that invest in debt securities may at times have some exposure to this risk.

RISKS OF EQUITY SECURITIES

  All of the Portfolios intend to invest to some degree in common stock or other equity securities, except for the Short-Term Bond, Bond Index, and Strategic Bond Portfolios. All of the Portfolios that invest in equity securities expect to make such securities their primary investment (except for the Managed Portfolio, which may nevertheless do so in the discretion of its sub-investment manager). The Managed Portfolio and International Balanced Portfolio, though investing in equity securities, expect under normal conditions also to have a substantial amount of their assets invested in debt obligations.

  Equity Risk: Investments in common stock or other equity securities may offer a higher rate of return than those in money market instruments and longer term debt securities. However, the risks associated with investments in equity securities may also be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. Such factors include overall market price trends for securities and operating results of particular issuers. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risks than other investment choices.

  Market Capitalization Risk: Another indication of the relative risk of a common stock investment is defined by the size of the company, which is typically referred to as its market capitalization. Market capitalization is computed by multiplying current market price of a share of the company's stock by the total number of its shares outstanding. Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies.

  Three capitalization levels will be used by the Fund: large, medium ("mid"), and small. Each of these capitalization levels will be defined by reference to the Russell 3000 Index. The Russell 3000 Index is a broad market index and is representative of the U.S. stock markets with a total capitalization of $8.9 trillion at the end of 1997. The Russell 3000 Index is a service mark of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Fund. Inclusion in the index in no way applies an opinion as to its attractiveness or appropriateness as an investment.

    Companies having a capitalization within the range of the 300 largest companies in the Russell 3000 Index will be considered to be large capitalization ("large cap") companies. At the end of 1997, each of the largest 300 companies in the Russell 3000 Index had a capitalization of $6 billion or more.

    Companies having a capitalization within the range of the 700 next largest companies in the Russell 3000 Index will be considered to be "mid cap." At the end of 1997, such mid cap companies had capitalizations ranging from $1.27 billion to $6 billion.

    Companies having a capitalization within the range of the remaining companies in the Russell 3000 Index will be considered to be small capitalization ("small cap") companies. At the end of 1997, none of these smallest companies in the Russell 3000 Index had a market capitalization of more than $1.27 billion.

A company will continue to qualify as a large cap, mid cap or small cap company even though, sometime after a Portfolio invests in it, the company ceases to be within the definition.

  The equity securities of the Managed, Equity Index, Large Cap Value, Large Cap Growth, Global Equity, International Balanced, International Equity Index, and International Opportunities Portfolios are generally expected to represent primarily companies that qualify as large cap issuers. These Portfolios also may invest in the equity securities of companies that qualify as small and mid cap issuers.

  The equity securities of the Mid Cap Value, Mid Cap Growth, and Real Estate Equity Portfolios are generally expected to represent primarily companies that qualify as mid cap issuers. These Portfolios also may invest in the equity securities of companies that qualify as small or large cap issuers.

  The equity securities of the Small/Mid Cap CORE Portfolio are generally expected to represent companies that are small cap and mid cap issuers. This Portfolio also may invest in the equity securities of companies that qualify as large cap issuers.

  Small Cap Risk: The very nature of investing in the equity securities of smaller companies involves greater risks and potential rewards than investing in larger, more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may depend upon a small group of inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general.

  The Small Cap Value Portfolio is generally expected to invest primarily in equity securities of companies that qualify as small cap issuers. Although this Portfolio also may invest significant amounts in the equity securities of companies that qualify as mid cap issuers, it is expected that it would only rarely invest in the equity securities of companies that qualify only as large cap issuers.

  The Emerging Markets Equity Portfolio has broad latitude to invest in companies of any size.

REAL ESTATE RISK

  Investments in the Real Estate Equity Portfolio will be affected by risks related to the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equities markets. The market value of shares in equity real estate investment trusts and commercial property companies in particular is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments. In addition to the Real Estate Portfolio, all of the other Portfolios may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by real estate.

RISKS OF FOREIGN SECURITIES

  The following Portfolios invest primarily in foreign securities: the International Balanced, International Equity Index, International Opportunities, and Emerging Markets Equity Portfolios. The Managed, Global Equity, Short-Term Bond, Bond Index, Strategic Bond, and High-Yield Bond Portfolios can vary their holdings of these securities within a broad range. All the other Portfolios can invest in these securities to some extent, except for the Real Estate Equity Portfolio. The Emerging Markets Equity Portfolio invests primarily in developing countries commonly known as "emerging markets." To a lesser extent, the Global Equity, International Balanced, International Equity Index, International Opportunities, Short-Term Bond, Bond Index, Strategic Bond, and High-Yield Bond Portfolios may also invest in developing countries commonly known as "emerging markets".

  Currency Risk: Portfolios that invest in foreign securities typically buy the local currency when they acquire foreign securities and sell the local currency when they dispose of these securities. As long as Portfolios hold a security denominated or quoted in a foreign currency, the security's value will be affected by the value of the local currency relative to that of the U.S. dollar. In other words, when Portfolios sell a foreign security, the security's value may be worth more or less in U.S. dollars. Currency risk may be greater in emerging markets. Strategies that some Portfolios may use to manage their foreign currency exposure also present certain risks. See "Foreign Currency Management Strategies," below.

  Political and Economic Risk: Foreign securities are subject to heightened political and economic risks, particularly in underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Portfolio's assets from that country. However, investments in foreign securities also offer the opportunity to diversify equity holdings and to invest in economies whose growth may outpace that of the United States.

  Regulatory Risk: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets.

  Market Risk: Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payments for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failures by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument. Administrative problems and delays may result from international action such as the planned creation of a unified "Euro" currency for several European nations.

  Transaction Costs: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions.

RISKS OF REALLOCATION

  The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the investment manager may reduce the Portfolio's holdings in an asset class whose value increases unexpectedly, or may increase the Portfolio's holdings in an asset class just prior to it experiencing a loss of value. The Managed and International Balanced Portfolios tend to exercise broad discretion in reallocating assets across asset classes. The Strategic Bond Portfolio intends to exercise discretion to reallocate assets across domestic and international fixed income asset classes. All of the other Portfolios generally allow the sub-investment manager some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the case of the Managed and International Balanced Portfolios.

RISKS OF FULL INVESTMENT

  The Equity Index, International Equity Index, and Bond Index Portfolios expect to invest substantially all of their assets in equity or debt securities within their investment objectives and policies at all times. Accordingly, these Portfolios may carry more risk in times of declining markets than Portfolios that are more likely to adopt a defensive investment posture in such circumstances by reallocating their assets in a manner different from that contemplated by their primary investment objective and policies. All of the Portfolios have authority to assume such a defensive position, and they may or may not do so, in the discretion of the sub-investment managers. However, the Equity Index, International Equity Index, and Bond Index Portfolios are less likely to assume such a defensive position than any of such other Portfolios.


RISKS OF NON-DIVERSIFIED PORTFOLIOS

  The Mid Cap Growth and International Balanced Portfolios are non-diversified Portfolios. A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers than "diversified" portfolios. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. Non-diversified Portfolios are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Portfolios' assets may be invested in the obligations of a limited number of issuers, the value of these Portfolios' shares may be more susceptible to any single economic, political, or regulatory event, and to credit and market risks associated with a single issuer, than would the shares of a diversified portfolio. Non-diversified Portfolios, like the other Portfolios, are subject to certain federal income tax law requirements that limit the amounts invested in a single issuer or in a small group of issuers. See "Taxes" in the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  The following is a abbreviated summary of certain restrictions on the investments of each Portfolio's assets. (A more complete statement of these and other restrictions is included in the Statement of Additional Information under "Investment Restrictions.") No Portfolio will: (1) purchase real estate or any interest in real estate, but investments of the type permitted in the Real Estate Equity Portfolio are not deemed interests in real estate for the purposes of this restriction; (2) make loans, other than as described below under "Investment Practices--Portfolio Lending"; (3) invest in commodities, commodity contracts, puts, or calls, except within certain limits, the Managed, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small/Mid Cap CORE, Small Cap Value, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Strategic Bond, and High Yield Bond Portfolios; (4) engage in the underwriting of securities of other issuers; (5) borrow money except from banks as a temporary measure; (6) purchase securities subject to delays or restrictions on resale, subject to exceptions for some Portfolios; (7) purchase securities on margin; (8) invest for control purposes; or (9) issue senior securities.

  The Portfolios' investment restrictions described under "Investment Restrictions" in the Statement of Additional Information are considered "fundamental," in that they may not be changed without the approval of a "majority" of outstanding voting shares of each affected Portfolio, as defined in the Investment Company Act of 1940. Nor may the investment objectives and policies that are set forth above under "Investment Objectives and Policies" for the Large Cap Growth and Real Estate Equity Portfolios be changed without such a vote, unless otherwise there indicated. Such investment objectives and policies of any other Portfolio may, however, be changed without a vote, to the extent permitted by its fundamental investment policies or restrictions and applicable law.

                              INVESTMENT PRACTICES

REPURCHASE AGREEMENTS

  A repurchase agreement is a contract under which a Portfolio would acquire a security for a relatively short period, e.g. 7 days, subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Portfolio's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The Managed, Large Cap Growth, and Real Estate Equity Portfolios may not invest in repurchase agreements maturing in more than 7 days. No more than 15% (10% as to the Short-Term Bond Portfolio) of the net assets of any other Portfolio will be invested in repurchase agreements maturing in more than 7 days. All of the Portfolios may enter into repurchase agreements.

  The Managed, Large Cap Growth, Real Estate Equity, Small Cap Value, and International Equity Index Portfolios have entered into a joint trading account pursuant to an SEC exemptive order. Under this arrangement, John Hancock is responsible for investing the aggregate cash balances into one or more repurchase agreements, as described above, or in other money market instruments. In the case of repurchase agreements acquired pursuant to this arrangement, John Hancock is responsible for ensuring that the agreement is fully collateralized at all times. The other Portfolios also may participate in this joint trading account advised by John Hancock or any similar joint trading account established pursuant to an SEC exemptive order for investment companies advised by their respective sub-investment managers.

  Furthermore, Goldman Sachs Asset Management ("GSAM") has also received a similar SEC exemptive order which permits GSAM to invest the aggregate cash balances of the Small/Mid Cap CORE Portfolio in one or more repurchase agreements with other GSAM-advised mutual funds. Janus Capital Corporation ("Janus") has also received a similar SEC exemptive order which permits Janus to invest the aggregate cash balances of the Mid Cap Growth Portfolio in one or more repurchase agreements with other Janus-advised mutual funds.

USE OF OPTIONS ON SECURITIES BY THE EQUITY INDEX, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, SMALL CAP VALUE, AND INTERNATIONAL OPPORTUNITIES PORTFOLIOS

  Writing Exchange-Traded Covered Call Options. These Portfolios may write "covered" call options on national securities exchanges. In such transactions, the Portfolio receives an option "premium" in return for which it agrees to sell specific securities held in its portfolio for a specified "exercise" price at any time prior to the expiration period of the option. Although the premium represents income to the Portfolio, the Portfolio in effect foregoes the benefit of any appreciation in the price of the security in excess of the exercise price during the option period.

  Purchasing Exchange-Traded Protective Put Options. These Portfolios also may purchase "protective" put options on national securities exchanges. In such transactions, the Portfolio pays a "premium" for the right to sell particular securities held by it for a specified "exercise" price at any time prior to the expiration of the option period. If, over such period, the market value of such underlying securities remains above the exercise price, the Portfolio will, in effect, lose the premium it has paid. The Portfolio, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying security falls below the exercise price of the put option.

  Liquidity Risk. These Portfolios intend to write and purchase options only if adequate liquidity exists. If for any reason a Portfolio cannot, however, close out its open option position when deemed advisable, the Portfolio's investment performance could be adversely affected.

OTHER HEDGING STRATEGIES BY THE EQUITY INDEX, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, SMALL CAP VALUE, AND INTERNATIONAL OPPORTUNITIES PORTFOLIOS

  These Portfolios (other than the Equity Index Portfolio) may use exchange-traded financial futures contracts and options thereon. These Portfolios will use those instruments solely as a hedge to protect against possible changes in interest rates, currency exchange rates, and stock prices. These Portfolios also may purchase exchange-traded put or call options on stock indexes; but again, solely for hedging purposes.

  Similarly, the Equity Index Portfolio may purchase and sell stock index futures and may purchase options on such futures contracts or on stock indexes to maintain market exposure and manage cash flows.

  Financial Futures Contracts. Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is similar in economic effect, except that rather than being based on specified debt securities, it is based on a specified index of stocks. A currency futures contract is a contract to buy or sell a specified currency at a future time for a fixed price.

  To hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities held by them, these Portfolios (other than the Equity Index Portfolio) may enter into interest rate futures sale contracts. Similarly, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type owned by them, these Portfolios may sell stock index futures contracts. Assuming that any decline in the securities being hedged is accompanied by a decline in the stock index or debt instrument chosen, the futures sale contracts on that index or instrument may generate gains which can wholly or partially offset any decline in the value of the Portfolio securities which have been hedged.

  If they wish to hedge against the possibility of lower interest rates or increases in equity prices, these Portfolios (other than the Equity Index Portfolio) may purchase financial futures contracts. These Portfolios (as well as the Equity Index Portfolio) may purchase futures contracts only when (a) they intend to purchase securities or wish to establish or maintain market exposure to securities that the Portfolio would be authorized to purchase and (b) the values of such securities are expected to change by approximately the same amount as the value of the futures contracts used to hedge them. When an increase in the price of the securities is matched by a similar increase in the value of the financial futures contracts, then the gains so generated will achieve the Portfolio's objective for the hedge transaction.

  Each of these Portfolios (other than the Equity Index Portfolio) may use foreign currency futures contracts to manage their exposure to foreign currencies. Foreign currency futures contracts could be used by a Portfolio for this purpose in any manner that such Portfolio could use forward currency contracts as described under "Foreign Currency Management Strategies" below.

  Options on Futures Contracts and on Stock Indexes. These Portfolios (other than the Equity Index Portfolio) also may purchase options on appropriate financial futures contracts and stock indexes in connection with the above hedging strategies. An option on a financial futures contract gives the purchaser the right to assume a position in the underlying futures contract, and therefore can serve the same hedging function as owning the futures contract directly. Purchase of an option on a stock index has a very similar economic effect.

  The purchase of a put or call option entails the payment by a Portfolio of a non-refundable option premium. The use of options for hedging purposes is in this sense more costly to the Fund than the purchase of futures contracts directly. Nevertheless, if a Portfolio purchases an option, the maximum loss it can suffer is the option premium plus commission costs. The potential loss on a futures contract transaction is not so limited, because the Portfolio would be obligated, as the case may be, to purchase or sell the full amount of the securities or index amount on which the futures contract is based.

  Limitations. None of the Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value, or International Opportunities Portfolios will enter into any financial futures contract or purchase any option thereon, if, immediately thereafter, the total amount of its assets required by commodities exchanges to be on deposit as margin to secure its obligations under futures contracts, plus the amount of premiums paid by the Portfolio for outstanding options to purchase futures contracts, exceeds 5% of the market value of the Portfolio's total assets. For more information about margin deposits, see "Financial Futures Contracts" in the Statement of Additional Information.

  Nor will any of the Large Cap Value, Large Cap Growth, Mid Cap Value, or Small Cap Value Portfolios enter into any transaction in interest rate, stock index or currency futures, or options thereon, or stock index options, if the value of the securities being hedged by all of such instruments would immediately thereafter be more than one-third of the value of the Portfolio's total assets. Nor will any Portfolio consider as "hedging" any transaction that is intended to leverage the Portfolio's investment exposure to the type of security being hedged or to leverage the Portfolio's currency exposure. Additional limitations may occur as a result of the tax treatment of these hedging strategies.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS

  Risks of Hedging. If, after a Portfolio establishes a hedge position, the value of the securities or currencies being hedged moves in the opposite direction from that anticipated, the Portfolio as a whole will perform less well than it would have had it not entered into the futures or options positions.

  The success of the Portfolios in using hedging techniques depends, among other things, on the sub-investment manager's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the sub-investment manager's ability to select the proper type, time and duration of hedges. The sub-investment managers have limited experience in utilizing these hedging techniques and there can be no assurance that these techniques will produce their intended result. Also, use of these techniques may complicate management of the Portfolios and make compliance with the Portfolios' tax and other restrictions more difficult.

  The prices of the futures and options contracts used for hedging may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by a Portfolio, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Portfolio which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Portfolio. Although the Portfolios intend to establish appropriate positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Portfolio seeks to close a particular futures or option position. Hedging transactions also may be more, rather than less, favorable to a Portfolio than originally anticipated.

  Other Risks for the Managed, Mid Cap Growth, Small/Mid Cap CORE, Global Equity, International Balanced, International Equity Index, Emerging Markets Equity, Short-Term Bond, Strategic Bond, and High Yield Bond Portfolios. These Portfolios may engage in types of options and futures transactions not permitted to the Funds' other Portfolios, including over-the-counter options, writing covered put options, and more types of transactions that are not solely for hedging purposes or that otherwise are more speculative. Also, even as to options and futures transactions of a type that are permitted to other Portfolios, these Portfolios are, in certain cases, not as limited regarding the amount of their assets that may be so employed. To the extent that these Portfolios exercise their broader authority to enter into options and futures transactions, they may incur greater risks than the other Portfolios.

USE OF OPTIONS AND FUTURES BY THE MANAGED, MID CAP GROWTH, SMALL/MID CAP CORE, GLOBAL EQUITY, INTERNATIONAL BALANCED, INTERNATIONAL EQUITY INDEX, EMERGING MARKETS EQUITY, SHORT-TERM BOND, STRATEGIC BOND, AND HIGH YIELD BOND PORTFOLIOS

  Writing Exchange-Traded Covered Call Options and Purchasing Exchange-Traded Protective Put Options. These Portfolios may engage in the same transactions described above under "Writing Exchange-Traded Covered Call Options" and "Purchasing Exchange-Traded Protective Put Options."

  Writing Covered Put Options. These Portfolios may also write "covered" put options on securities. A put option written by a Portfolio will be deemed to be "covered" if the Portfolio maintains in a segregated account with its custodian cash, U.S. Government securities or other high-grade liquid debt securities with a value at all times at least equal to the exercise price of the put. Put and call options written by Portfolios will also be considered to be "covered" to the extent that the Portfolio's liabilities under these options are fully offset by its rights under put or call options purchased by the Portfolio. Although a Portfolio receives a "premium" for writing a covered put option, it incurs the risk that the put will be exercised and the Portfolio will be required to purchase the securities subject to the put for a price that is higher than the then-current market value of such securities.

  Purchasing Other Put and Call Options on Securities and Securities Indexes. These Portfolios may also purchase put and call options in the same types of transactions described above under "Other Hedging Strategies by the Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value, and International Opportunities Portfolios," and may, for other purposes, purchase put and call options on indexes composed of securities in which those Portfolios may invest.

  These Portfolios (other than the Short-Term Bond Portfolio) may also purchase put and call options (in addition to those described above under "Purchasing Exchange-Traded Protective Put Options") on securities in which they may invest.


  In purchasing a put or call option, a Portfolio may lose up to the entire amount of the premium that it pays for the option, if the price of the securities or index subject to the option moves adversely to the Portfolio's position so that the option cannot be profitably exercised prior to its expiration. None of these Portfolios may invest more than 5% of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and indexes (excluding protective put options purchased on securities and index options purchased as part of hedging strategies).

  Covered Put and Call Options Written on Securities Indexes by the Managed, Mid Cap Growth, Small/Mid Cap CORE, Global Equity, International Balanced, International Equity Index, Short-Term Bond, Strategic Bond, and High Yield Bond Portfolios. These Portfolios (but not the Emerging Markets Equity Portfolio) may also write covered put or call options on indexes composed of securities in which the Portfolio may invest, in any manner that such Portfolio would be permitted to write such options on specific securities.

  Using Options Traded Over-the-Counter or on Foreign Exchanges. These Portfolios (which for this purpose includes the Emerging Markets Equity Portfolio) may also use options on securities and options on indexes that are traded "over-the-counter" and on foreign exchanges in any manner that they are otherwise permitted to use such options. These Portfolios will engage in over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities. These Portfolios will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

  Using Futures Contracts and Options on Futures Contracts. These Portfolios (which for this purpose includes the Emerging Markets Equity Portfolio) may use futures contracts on securities or on market indexes, and options on such futures contracts, to hedge against changes in securities prices, interest rates, and currency exchange rates (including the techniques described above under "Other Hedging Strategies by the Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value, and International Opportunities Portfolios") or for other purposes that may be more speculative. Such futures and options contracts will in all cases be traded on U.S. commodity exchanges, boards of trade, or other recognized exchanges and may be based upon various securities, financial instruments or indexes thereof. None of these Portfolios may purchase, sell or write futures contracts or options other than for "bona-fide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Portfolio's initial margin deposits on such outstanding non-hedging futures and options positions and the amount of premiums paid by the Portfolio for such outstanding non-hedging options on futures contracts exceeds 5% of the market value of the Portfolio's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.


  There is no specific overall limit on the amount of the assets of these Portfolios that may be exposed to the risks of financial futures contracts and options thereon that are used for non-hedging purposes. Nevertheless (except through the purchase of options, as discussed below) the Portfolios will not use these techniques for purpose of "leveraging" the Portfolio's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Portfolio, the total amount of premiums paid by a Portfolio for such options that are not used for bona fide hedging is, as discussed above, limited to 5% of the Portfolio's net assets, and the Portfolio will have no liability in connection with such options beyond payment of the option premium and related commissions.

OTHER DERIVATIVE TRANSACTIONS

  The International Balanced, International Equity Index, Strategic Bond, and High Yield Bond Portfolios may engage in swap transactions, specifically interest rate, currency and index swaps and in the purchase or sale of related caps, floors and collars. The Emerging Markets Equity Portfolio may also engage in those transactions and, in addition, may engage in equity swap transactions. In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

  Currency, index, and equity swaps, caps, floors, and collars are similar to those described in the preceding paragraph, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in specified currency, interest rate, or equity indexes.

  The amount of a Portfolio's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Portfolio's potential loss if it sells a cap, floor or collar. If a Portfolio buys a cap, floor or collar, however, the Portfolio's potential loss is limited to the amount of the fee that it has paid. Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Portfolio will use these techniques only as a risk management tool and not for purposes of leveraging the Portfolio's market exposure or its exposure to changing interest rates, security values or currency values. Rather, a portfolio will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Nor will a Portfolio sell interest rate caps, floors or collars if it does not own securities providing the interest that the Portfolio may be required to pay.

  The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the sub-investment manager is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of a Portfolio will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that a Portfolio may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Portfolio. The sub-investment manager, however, will consider such risks and will enter into swap, cap, floor, and collar transactions only when it believes that the risks are not unreasonable.

FOREIGN CURRENCY MANAGEMENT STRATEGIES

  The extent to which the several Portfolios may invest in foreign securities is summarized above under "Risk Factors--Risks of Foreign Securities." Ways in which some of these Portfolios may use forward currency contracts, and some may use currency option contracts, to manage their currency exposure are discussed in the paragraphs that follow. Certain Portfolios also may use currency futures contracts and options thereon for these purposes, as discussed above under "Financial Futures Contracts" and "Options on Futures Contracts and Stock Indexes." In addition to the Portfolios listed there, the Managed, Mid Cap Growth, Global Equity, International Balanced, International Equity Index, Short-Term Bond, and Strategic Bond Portfolios may use those same currency management techniques. Finally, currency swaps, caps, floors or collars may also be used for these purposes by the Global Equity, International Balanced, International Equity Index, Emerging Markets Equity, Strategic Bond, and High Yield Bond Portfolios to the extent discussed above under "Other Derivative Transactions" (although the Global Equity Portfolio will not use these techniques for the other purposes described there).

  Transaction Hedging. When any Portfolio enters into a contract for purchase or sale of a security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund may be obliged to acquire or dispose of such foreign currency as is presented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Portfolio may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, certain of the Portfolios may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract to implement a strategy known as "transaction hedging." The Portfolios that may enter into forward exchange contracts are the Managed, Large Cap Value, Mid Cap Value, Mid Cap Growth, Small Cap Value, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Strategic Bond, and High Yield Bond Portfolios.

  To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Portfolio may purchase or sell such foreign currencies on a "spot" (i.e., cash) basis. Alternatively, the Portfolios listed in the preceding paragraph may enter into forward exchange purchase or sale contracts, whereby the Portfolio purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at a specified date which may be any fixed number of days in the future. Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the price of such securities should decline.

  Portfolio Hedging. Some portion of those Portfolios that can invest in foreign securities will be denominated or quoted in foreign currencies. As a result, the value of each Portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. A sub-investment manager may believe that it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the value, expressed in U.S. dollars, of a Portfolio's assets. In that case, certain Portfolios may enter into forward foreign currency contracts to exchange a fixed number of U.S. dollars for an amount of foreign currency equal to the Portfolio's carrying value for all or part of the underlying foreign portfolio securities. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Portfolio's securities only during the period before the maturity of the forward contract (which will not be in excess of one year). The Portfolios that can engage in this technique are those listed above that are authorized to engage in "Transaction Hedging". Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of the Portfolio's securities or prevent losses if the prices of such securities decline.

  Proxy Currencies. In implementing the above-described currency hedging techniques, the Managed, Mid Cap Growth, Global Equity, International Balanced, and International Equity Index Portfolios may use a forward contract on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the sub-investment manager believes will bear a close relationship to the currency being hedged and believes will at least equal the performance of such currency relative to the U.S. dollar.

  Other Techniques for Managing Currency Exposure. The Managed, Mid Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, and Strategic Bond Portfolios may use additional techniques when the sub-investment manager for one of these Portfolios believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The currency contract may call for the Portfolio to receive a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Portfolio's overall exposure to various currencies into a more desirable balance. For similar purposes, the Managed, International Balanced, International Opportunities, and Strategic Bond Portfolios may also enter into contracts to purchase, for a fixed amount of U.S. dollars, or other appropriate currency, an amount of foreign currency corresponding to the value of some of the Portfolio's securities.

  If a Portfolio is to receive a currency other than U.S. dollars pursuant to a forward currency sales contract, or if the Portfolio enters into a forward currency purchase contract, a risk exists that the value of the currency to be received by the Portfolio could vary differently in relation to the U.S. dollar than does the currency in which the related securities are denominated. This could result in gains or losses to the Portfolio.

  Options on Currencies. The Managed, Mid Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Strategic Bond, and High Yield Bond Portfolios may also purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolios' exposure to changes in currency exchange rates or currency exchange volatility. Call options on foreign currencies written by a Portfolio will be "covered," which means that the Portfolio will own at all times an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currencies written by a Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high grade liquid debt securities in an amount equal at all times to the amount the Portfolio would be required to deliver upon exercise of the put. The characteristics and risks of these currency option transactions are similar to those with respect to put and call options on securities. See "Writing Exchange-Traded Covered Call Options," "Purchasing Exchange-Traded Protective Put Options," "Risks of Options and Futures Transactions," and "Use of Options and Futures by the Managed, Mid Cap Growth, Small/ Mid Cap CORE, Global Equity, International Balanced, International Equity Index, Emerging Markets Equity, Short-Term Bond, Strategic Bond, and High Yield Bond Portfolios" above.

RULE 144A SECURITIES

  All Portfolios, other than the Large Cap Growth and Real Estate Equity Portfolios, may purchase unregistered securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. The Trustees have directed the sub-investment manager of each of the eligible Portfolios to determine on a case-by-case basis whether each issue of Rule 144A securities owned by the Portfolio is an illiquid security. If illiquid, a Rule 144A security may not be purchased by the Money Market Portfolio, but may be purchased by any other eligible Portfolio, subject to such Portfolio's limit on the amount of its assets that can be invested in any illiquid securities (10% in the case of the Short-Term Bond Portfolio, and 15% as to all other eligible Portfolios). Purchasing this type of unregistered security could have the effect of increasing the level of illiquidity and volatility in the Portfolio.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

  The Managed, Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Small/Mid Cap CORE, Small Cap Value, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Strategic Bond, and High Yield Bond Portfolios may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest rate accrues to the purchaser during this period.

  In addition, these Portfolios may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Portfolio's other assets. Although the Portfolio will enter into such contracts with the intention of acquiring the securities, the Portfolio may dispose of a commitment prior to settlement if the sub-investment managers deem it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

  Each Portfolio will maintain in a segregated account with its custodian cash or liquid high grade debt securities that at all times equal the amount of its when-issued and forward commitments.

PORTFOLIO LENDING

  The Equity Index, Large Cap Value, Mid Cap Value, Mid Cap Growth, Small/Mid Cap CORE, Small Cap Value, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Strategic Bond, and High Yield Bond Portfolios may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized in accordance with applicable regulatory requirements. When lending portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transactions, in which case the Portfolio may incur a loss. It is a fundamental restriction of the Portfolio not to lend portfolio securities having a total value in excess of33 1/3% of the total assets of the Portfolio from which the securities have been lent.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS


  The Short-Term Bond Portfolio may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions (discussed below). In a reverse repurchase agreement, the Portfolio sells a security and enters into an agreement to repurchase the security at a specified future date and price. The Portfolio generally retains the right to interest and principal payments on the security. Since the Portfolio receives cash upon entering into a reverse repurchase agreement, it could be considered a borrowing. For this reason, the Portfolio will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

  The Managed, Short-Term Bond, Bond Index, and Strategic Bond Portfolios may also enter into mortgage dollar rolls, in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Portfolio foregoes principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio is compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions could also be considered a borrowing by the Portfolio. Therefore, the Portfolio will set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities.

  The mortgage dollar rolls and reverse repurchase agreements entered into by a Portfolio may be used as arbitrage transactions in which the Portfolio will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the sub-investment manager believes that such arbitrage transactions do not present the risks to the Portfolio that are associated with other types of leverage.

THE S&P 500

  The Equity Index Portfolio seeks to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500. The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, may be included in the S&P 500 for diversification purposes. The index is capitalization weighted--that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

  The Fund and the insurance products supported by the Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Fund or any member of the public regarding the advisability of investing in the Fund or such insurance products. Standard & Poor's only relationship to the Fund is the licensing of Standard & Poor's marks and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Portfolio or the Fund. "Standard & Poor's/(R)/," "S&P/(R)/," "S&P 500/(R)/," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Fund or those of the owners of the insurance products supported by the Fund. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Fund or the timing of the issuance or sale of such products or in the determination or calculation of the equation by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/ OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE PRODUCTS SUPPORTED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE LEHMAN BROTHERS GOVERNMENT/CORPORATE AND AGGREGATE BOND INDEXES

  The Lehman Brothers Government/Corporate Index (the "Government/Corporate Index") is intended to measure the performance of the domestic, fixed-rate investment grade debt market. The Government/Corporate Index is composed of (1) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues such as GNMA certificates) and (2) all publicly issued, fixed-rate nonconvertible, investment grade, dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations.

  The Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. The Aggregate Bond Index covers those securities in the Government/Corporate Bond Index, plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index") and the Lehman Asset-Backed Securities Index ("ABS Index"). The MBS Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"), Freddie Mac and Fannie Mae. The ABS Index covers several subsectors--including credit and charge cards, auto, utilities and home equity loans--and includes pass-through, bullet, and controlled amortization structures.

  All non-U.S. Government issues in the Government/ Corporate Index and the Aggregate Bond Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by Moody's, BBB by Standard & Poor's Ratings Group ("Standard & Poor's").

  Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Portfolio or the insurance products supported by the Portfolio. Inclusion of a security in the Government/Corporate or Aggregate Bond Indexes in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

THE MSCI EAFE GDP INDEX

  The International Equity Index Portfolio seeks to provide investment results that correspond to the total return of the MSCI EAFE GDP Index. The MSCI EAFE GDP Index weights countries such that a country with a larger GDP will have a greater weight in the index. Stocks within those countries are capitalization weighted; that is stocks with a larger capitalization have a greater weight in the index.

  The Fund, the Portfolio and the insurance products supported by the Portfolio are not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of the Fund, the Portfolio or any member of the public regarding the advisability of investing in funds generally or in the Fund or Portfolio particularly or the ability of the MSCI EAFE GDP Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI EAFE GDP Index which is determined, composed and calculated by MSCI without regard to the Fund or this Portfolio. "Morgan Stanley Capital International" is a service mark of Morgan Stanley & Co., Incorporated, that has been licensed for use by the Fund. MSCI has no obligation to take the needs of the Fund or the owners of insurance products supported by this Portfolio into consideration in determining, composing or calculating the MSCI EAFE GDP Index. MSCI is not responsible for and has not participated in the determination of the prices or amounts of insurance products supported by this Portfolio or the timing of the issuance and sale of such products, or in the determination or calculation of the equation by which such products are convertible into cash. MSCI has no obligation or liability to owners of this Portfolio or of the insurance products supported by this Portfolio in connection with the administration, marketing or trading of this Portfolio.

  ALTHOUGH MSCI OBTAINS INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT COMPANIES

  Each Portfolio may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. The Portfolios do not intend to invest in other investment companies unless the potential benefits are judged to exceed the associated costs. As a shareholder in an investment company, a Portfolio would bear its ratable share of that investment company's expenses, including advisory and administration fees. The Emerging Markets Equity Portfolio is the most likely to invest in other investment companies; and John Hancock and the sub-investment manager have agreed to waive their own management fees with respect to the portion of that Portfolio's assets invested in other open-end (but not closed-end) investment companies.

  The Mid Cap Growth Portfolio may also invest in money market funds managed by Janus Capital, pursuant to an exemptive order received from the SEC. Janus Capital will remit to the Mid Cap Growth Portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the Mid Cap Growth Portfolio's assets. Janus Capital is seeking an amended and restated exemptive order that would permit funds managed by Janus Capital to invest in the Janus money market funds in excess of the limitations of Section 12(d)(1) of the 1940 Act. There is no assurance that such amendment will be granted.

                            MANAGEMENT OF THE FUND

  The Board of Trustees of the Fund is responsible for the administration of the affairs of the Fund. The Board may exercise all powers of the Fund except those powers which are conferred upon or reserved to the shareholders.

  John Hancock serves as the Fund's investment manager. Total assets under management by John Hancock and its subsidiaries as of December 31, 1997, amounted to over $116 billion, of which over $62 billion was owned by John Hancock. John Hancock's offices are located at John Hancock Place, Boston, Massachusetts 02117.

  Pursuant to five Investment Management Agreements (two dated as of April 12, 1988, one dated April 15, 1994, one dated February 14, 1996, and one dated April 14, 1998), as amended, John Hancock, a registered investment adviser under the Investment Advisers Act of 1940, advises the Fund in connection with policy decisions; provides administration of day-to-day operations; serves as the Fund's transfer agent and dividend disbursing agent; provides personnel, office space, equipment, and supplies for the Fund; maintains records required by the Investment Company Act of 1940 computes income and yield of each Portfolio; and supervises activities of the sub-investment managers referred to below and of other service providers to the Fund.

INVESTMENT ADVISORY FEES


  The Fund will pay John Hancock an investment advisory fee at the following rates:



                        Investment Advisory Fee as an Annual Percentage of Each
      Portfolio         Portion of the Portfolios' Average Daily Net Assets
      ---------         -------------------------------------------------------
Managed                 .40% of first $500 million; .35% of next $500 million;
Large Cap Growth....... .30% of net assets above $1 billion

Large Cap Value........ .75% of all net assets

Equity Index........... .15% of first $75 million; .14% of next $50 million;
                        .13% of net assets above $125 million

Small Cap Value........ .80% of first $100 million; .75% of next $100 million;
                        .65% of net assets above $200 million

Mid Cap Value.......... .80% of first $250 million; .775% of next $250 million;
                        .75% of next $250 million; .725% of net assets above
                        $750 million

Mid Cap Growth......... .85% of first $100 million; .80% of net assets above
                        $100 million

Real Estate Equity..... .60% of first $300 million; .50% of next $500 million;
                        .40% of net assets above $800 million

Small/Mid Cap CORE..... .80% of first $50 million; .70% of net assets above $50 million

Global Equity.......... .90% of first $50 million; .80% of next $100 million;
                        .70% of net assets above $150 million

International Balanced. .85% of first $100 million; .70% of net assets above
                        $100 million

International Equity    .18% of first $100 million; .15% of next $100 million;
Index.................. .11% of net assets above $200 million

International           1% of first $20 million; .85% of next $30 million; .75%
Opportunities.......... of net assets above $50 million

Emerging Markets        1.30% of first $10 million; 1.20% of next $140 million;
Equity................. 1.10% of net assets above $150 million

Short-Term Bond........ .30% of all net assets

Bond Index............. .15% of first $100 million; .13% on next $150 million;
                        .11% of net assets over $250 million
Strategic Bond......... .75% of first $25 million; .65% of next $50 million;
                        .55% of next $75 million; .50% of net assets above $150
                        million
High Yield Bond........ .65% of first $100 million; .60% on next $100 million;
                        .50% of net assets above $200 million

MANAGED, LARGE CAP GROWTH, REAL ESTATE EQUITY AND SHORT-TERM BOND PORTFOLIOS

  With respect to these Portfolios, John Hancock has contracted for Independence Investment Associates, Inc. ("IIA") a Delaware corporation, to have day-to-day responsibility for making investment decisions and placing investment orders and to perform recordkeeping functions as sub-investment manager. IIA, a registered investment adviser indirectly wholly-owned by John Hancock, manages over $25 billion worth of stocks and bonds for various clients. IIA's address is 53 State Street, Boston, Massachusetts 02109. IIA, the Fund, and John Hancock have entered into a Sub-Investment Management Agreement dated as of April 15, 1988, as to the Managed and Large Cap Growth Portfolios, and a Sub-Investment Management Agreement dated as of April 15, 1994 as to the Short-Term Bond Portfolio.

  IIA employs a team approach for the management of these Portfolios, with the following individuals having day-to-day portfolio management responsibility. John C. Forelli, Senior Vice President of IIA, has managed the equity portion of the Managed Portfolio for approximately 2 years. He has been with IIA since 1990. Thomas D. Spicer, Vice President with IIA, has managed the fixed income portion of the Managed Portfolio for approximately 4 years. He has been with IIA since 1991. Mr. Spicer also has managed the Short-Term Bond Portfolio for approximately 2 years. Mark C. Lapman, Executive Vice President of IIA, is the portfolio manager of the Large Cap Growth Portfolio. He has been involved with the management of that Portfolio for approximately 2 years and has been with IIA since its inception in 1982.

  As to the Real Estate Equity Portfolio, John Hancock has, by a Sub-Investment Management Agreement dated as of April 15, 1994, contracted with IIA to make investment decisions and place investment orders and to provide certain recordkeeping functions. Dalton J. Avery is a Senior Vice President of IIA and has been the portfolio manager of the Real Estate Equity Portfolio since its organization in 1988.

EQUITY INDEX PORTFOLIO

  With respect to the Equity Index Portfolio, John Hancock has, by a Sub-Investment Management Agreement, dated March 18, 1997, contracted with State Street Bank and Trust Company ("State Street"), through its investment management division, State Street Global Advisors ("State Street Global"), to make investment decisions, place investment orders, and perform certain recordkeeping functions. State Street Bank and Trust Company, a Massachusetts trust company located at Two International Place, Boston, Massachusetts 02110, is a bank as defined in the Investment Advisers Act of 1940. As of December 31, 1997, it had over $399 billion of assets under management, $280 billion of which were in equities, fixed income, and real estate, and $119 billion of which were in short-term fixed income assets. The Portfolio will be co-managed by John A. Tucker and James B. May, Assistant Vice Presidents and Portfolio Managers for State Street Global. Mr. May joined State Street in November 1989. He currently manages State Street's Commingled S&P Midcap Index Fund, Commingled S&P 500 Common Trust Fund, several separately managed funds, and the MULDEX funds. Mr. Tucker joined State Street in 1988. He currently manages State Street's Russell 1000 Value Common Trust Fund, Russell 2000 Value Common Trust Fund and several separately managed funds.

LARGE CAP VALUE PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement, dated March 29, 1996, contracted with T. Rowe Price Associates, Inc. ("T. Rowe Price") a Maryland corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. T. Rowe Price, a registered investment adviser, and its affiliates currently manage over $127 billion for more than 6 million individual and institutional investors accounts. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202. The Large Cap Value Portfolio will be managed by an Investment Advisory Committee. The Committee Chairman, Brian C. Rogers, has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers is a Managing Director of T. Rowe Price and portfolio manager for the T. Rowe Price Equity Income Fund and the T. Rowe Price Value Fund. Mr. Rogers joined T. Rowe Price in 1982 and began his investment career in 1983. He has managed the Large Cap Value Portfolio since its inception.

MID CAP VALUE PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement, contracted with Neuberger & Berman, LLC ("Neuberger & Berman") a Delaware limited liability company, to make investment decisions, place investment orders and to perform certain recordkeeping functions. Neuberger & Berman, a registered investment adviser, managed over $54 billion of global stocks and bonds as of December 31, 1997 and has been in the investment advisory business since 1939. Neuberger & Berman's address is 605 Third Avenue, New York, New York 10158. The Mid Cap Value Portfolio will be managed on a day-to-day basis by Michael M. Kassen and Robert I. Gendelman. Mr. Kassen is a Principal and senior portfolio manager of the firm, as well as a co-portfolio manager for The Partners Fund and The Advisers Management Trust Partners Portfolio. Mr. Kassen joined Neuberger & Berman in 1990 and began his investment career in 1978. Mr. Gendelman is a Principal Vice President and senior portfolio manager, as well as a co-portfolio manager for The Partners Fund and The Advisers Management Trust Partners Portfolio. Mr. Gendelman joined the firm in 1993 and began his investment career in 1984. Messrs. Kassen and Gendelman have managed the Mid Cap Value Portfolio since its inception.

MID CAP GROWTH PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement, dated March 29, 1996, contracted with Janus Capital Corporation ("Janus") a Colorado corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. Janus, a registered investment adviser, managed approximately $70 billion of assets as of February 17, 1998, and has been in the investment advisory business since 1970. Janus' address is 100 Fillmore Street, Denver, Colorado 80206. The Mid Cap Growth Portfolio is managed on a day-to-day basis by James P. Goff. Mr. Goff is Executive Vice President and portfolio manager for the Janus Enterprise Fund and co-portfolio manager for the Janus Venture Fund. Mr. Goff joined Janus in 1988 and began his investment career in 1985. Mr. Goff has managed this Portfolio since its inception.


SMALL/MID CAP CORE PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement dated as of May 1, 1998, contracted with Goldman Sachs Asset Management ("Goldman Sachs") to make investment decisions, place investment orders and to perform certain recordkeeping functions. Goldman Sachs is a division of Goldman, Sachs & Co., a New York limited partnership that is registered as an investment adviser. Goldman Sachs currently manages assets in excess of $130 billion. Goldman Sachs' address is One New York Plaza, New York, New York 10004. The Small/Mid Cap CORE Portfolio will be managed on a day to day basis by Kent A. Clark, Vice President, Robert C. Jones, Managing Director, and Victor H. Pinter, Vice President, of Goldman Sachs. Mr. Clark joined Goldman Sachs in 1992. Prior to 1992, he was studying for a Ph.D. in finance at the University of Chicago. Mr. Jones joined Goldman Sachs in 1989. Mr. Pinter joined Goldman Sachs in 1990.

SMALL CAP VALUE PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement, March 22, 1996, contracted with INVESCO Management & Research ("INVESCO") a Massachusetts corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. INVESCO, a registered investment adviser, is part of a global firm that managed approximately $94.5 billion as of December 31, 1996. The parent company, INVESCO PLC, is based in London, with money managers located in Europe, North America, and the Far East. INVESCO's address is 101 Federal Street, Boston, Massachusetts 02110. The Small Cap Value Portfolio will be managed on a day-to-day basis by Daniel A. Kostyk and Robert S. Slotpole. Mr. Kostyk is a portfolio manager and is responsible for the development and testing of investment models and factors which may be useful in creating optimized portfolios. Mr. Kostyk joined INVESCO in 1995 but he has only recently become involved with this Portfolio. Prior to 1995, Mr. Kostyk was an engineering economic economist for Fluor Daniel, Inc. Mr. Slotpole is a Senior Vice President of INVESCO and Director of Equity Management and portfolio manager of the INVESCO Small Company Fund. Mr. Slotpole joined INVESCO in 1993 and began his investment career in 1975, and he has managed the Small Cap Value Portfolio since its inception.

GLOBAL EQUITY PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement dated April 24, 1998, contracted with Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.) ("Scudder") to make investment decisions, place investment orders, and to perform certain recordkeeping functions. Scudder is a Delaware corporation having its address at 345 Park Avenue, New York, New York 10154. Scudder is a registered investment adviser and the assets that it manages for its international investment company clients total more than $32 billion. The Global Equity Portfolio is managed by a team of Scudder investment professionals. Lead Portfolio Manager William E. Holzer, who has over 20 years' experience in global investing, joined Scudder in 1980. Diego Espinosa, Portfolio Manager, joined the team in 1997 and Scudder in 1996. Mr. Espinosa is also responsible for development of the Portfolio's strategy and management of the Portfolio on a daily basis. Mr. Espinosa has six years of investment industry experience. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder in 1976 and the team in 1993.

INTERNATIONAL BALANCED PORTFOLIO

  With respect to this Portfolio, John Hancock, has by a Sub-Investment Management Agreement, March 29, 1996, contracted with Brinson Partners, Inc. ("Brinson") a Delaware corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. Brinson is an indirect wholly owned subsidiary of Swiss Bank Corporation ("SBC"). On December 8, 1997, SBC and Union Bank of Switzerland announced their intention to merge into a single organization, to be called UBS AG. Brinson will be, with UBS Asset Management, a part of the Brinson Division of the new UBS AG. Gary Brinson, President of Brinson, will be the Chief Executive Officer and Chief Investment Officer of the UBS Brinson Division. The proposed merger has been approved by the shareholders of both banks and, subject to regulatory approval, it is anticipated that the merger will be completed by the end of May 1998. Brinson Partners, Inc. together with its predecessor organizations, has been managing international investments since 1974. Brinson has over $89 billion in institutional assets under management. It also serves as the advisor to the SBC Private Banking mutual funds with assets totaling $53.8 billion. Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. The International Balanced Portfolio will be managed using a team approach, with the team having day-to-day responsibility for managing the Portfolio and developing and executing its investment policy. The team includes: Richard C Carr, CFA, Managing Partner, Equities/Fixed Income, who began his investment career in 1964; Jeffrey J. Diermeier, CFA, Managing Partner, Equities, who began his investment career in 1975; M. Dale Fritz, CFA, Managing Partner, Portfolio Coordination, who began his investment career in 1971; Dennis L. Hesse, Managing Partner, Fixed Income, who began his investment career in 1970; Denis S. Karnosky, Ph.D., Managing Partner, Asset Allocation/Currency, began his investment career in 1967; Norman D. Cumming, Partner, Fixed Income, who began his investment career in 1977; Susan M. Haroun, Partner, Equities, who began her investment career in 1982.

INTERNATIONAL EQUITY INDEX PORTFOLIO

  With respect to this Portfolio, John Hancock has contracted for Independence International Associates, Inc. ("International"), a Delaware corporation, to have day-to-day responsibility for making investment decisions and placing investment orders and to perform recordkeeping functions as sub-investment manager. International, a registered investment adviser wholly owned by IIA, manages approximately $2 billion worth of international stocks for various clients. International's address is 53 State Street, Boston, Massachusetts 02109. International, the Portfolio and John Hancock have entered into a Sub-Investment Management Agreement dated as of May 1, 1998, as to the International Equity Index Portfolio. The International Equity Index Portfolio will be managed using a team approach for the day-to-day management of the Portfolio. Norman H. Meltz and David P. Nolan lead the portfolio management team. Both team members joined in October 1996, when IIA purchased International, formerly Boston International Advisors, Inc. Mr. Meltz is a Senior Vice President and senior portfolio manager for a number of institutional portfolios. He has analyzed and managed equity portfolios since 1981. Mr. Nolan, Vice President, has analyzed and managed international portfolios since 1994.

INTERNATIONAL OPPORTUNITIES PORTFOLIO

  With respect to this Portfolio, John Hancock, has by a Sub-Investment Management Agreement, March 29, 1996, contracted with Rowe Price-Fleming International, Inc. ("Rowe Price-Fleming") a Maryland corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. Rowe Price-Fleming was incorporated in 1979 as a corporate joint venture between T. Rowe Price and Robert Flemings Holdings Limited. Rowe Price-Fleming, a registered investment adviser, currently manages the U.S. Equivalent of approximately $30 billion of international stocks and bonds for various clients. Rowe Price-Fleming's address is 100 East Pratt Street, Baltimore, Maryland 21202. It has its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires. The International Opportunities Portfolio will be managed by an Investment Advisory Group that has day-to-day responsibility for managing the Portfolio and developing and executing its investment policy. Since before this Portfolio's inception, the senior member of the advisory group has been Martin G. Wade, who joined the firm in 1979 and began his investment career in 1979.

EMERGING MARKETS EQUITY PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement dated as of May 1, 1998, contracted with Montgomery Asset Management, LLC ("Montgomery") to make investment decisions, place investment orders, and to perform certain recordkeeping functions. Montgomery, a wholly-owned subsidiary of Commerzbank AG, is a limited liability company organized in Delaware. Its principal business address is 101 California Street, San Francisco, California 94111. Montgomery is a registered investment adviser, with over $9.5 billion of assets under management.

  Josephine S. Jimenez, CFA, and Bryan L. Sudweeks, Ph.D. and CFA, are jointly responsible for managing this Portfolio. Ms. Jimenez is a principal of Montgomery, a senior portfolio manager and a founding partner of Montgomery's emerging markets discipline. She has been co-manager of the Montgomery Emerging Markets mutual fund since 1992. From 1988 through 1991, Ms. Jimenez worked at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C., as senior analyst and portfolio manager. Mr. Sudweeks is a principal of Montgomery and senior portfolio manager. Before joining Montgomery, he was a senior analyst and portfolio manager at Emerging Markets Investors Corporation/Emerging Markets Management in Washington, D.C. Previously, he was a Professor of International Finance and Investments at George Washington University and served as Adjunct Professor of International Investments from 1988 until May 1991.

BOND INDEX PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement dated April 20, 1998, contracted with Mellon Bond Associates ("Mellon") to make investment decisions, place investment orders, and to perform certain recordkeeping functions. Mellon is a Pennsylvania limited liability company that is indirectly wholly-owned by Mellon Bank Corporation. Mellon's principal business address is One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258. Mellon, a registered investment adviser, is part of a global firm that has approximately $47 billion in assets under management. The Diversified Bond Index Portfolio will be managed on a day-to-day basis by Gregory D. Curran. Mr. Curran is a Senior Vice President of Mellon. Mr. Curran joined the firm in 1995 and has been in the investment business since 1986.

STRATEGIC BOND PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement, March 29, 1996, contracted with J.P. Morgan Investment Management Inc. ("JPMIM") a Delaware corporation, to make investment decisions, place investment orders and to perform certain recordkeeping functions. JPMIM, a registered investment adviser with offices at 522 Fifth Avenue, New York, New York 10036, is a Delaware corporation and is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"), a bank holding company. Morgan, together with its predecessors, has been in the investment advisory business for over 100 years and, through JPMIM and its other subsidiaries, managed over $255 billion in assets as of December 31, 1997. The Strategic Bond Portfolio is managed using a disciplined collaborative approach for the day-to-day responsibility for managing the Portfolio and developing and executing its investment policy. The team includes: Christopher J. Durbin and Lili B.L. Dung. Mr. Durbin is a Managing Director and head of the U.S. Fixed Income Group, which is responsible for all fixed income products. Mr. Durbin joined JPMIM in 1975 and began his investment career in 1975. Ms. Dung is a Vice President and portfolio manager in the Fixed Income Group. Ms. Dung joined the firm in 1987 and began her investment career in 1987. Mr. Durbin and Ms. Dung have managed this Portfolio since its inception.

HIGH YIELD BOND PORTFOLIO

  With respect to this Portfolio, John Hancock has, by a Sub-Investment Management Agreement dated April 20, 1998, contracted with Wellington Management Company, LLP ("Wellington"), a registered investment adviser, to make investment decisions, place investment orders, and to perform certain recordkeeping functions. Wellington is a Massachusetts limited liability partnership with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 1997, Wellington had approximately $174.5 billion in assets under management. Richard T. Crawford, Vice President at Wellington, is the portfolio manager and is primarily responsible for the day-to-day investment management of the Portfolio's securities. Mr. Crawford is a member of and draws upon the dedicated High Yield Portfolio Management Team at Wellington Management, which also includes Earl E. McEvoy and Catherine A. Smith. Mr. Crawford joined Wellington in 1994. Prior to joining Wellington, Mr. Crawford was employed by Pacholder Associates for four years as senior fixed income analyst and portfolio manager.




                               -----------------

  John Hancock pays the fees of each of the sub-investment managers pursuant to the agreements with each. Therefore, the sub-investment management arrangements result in no additional charge to the Fund or to the contractholders. (Further discussion of the Fund's management is included in the Statement of Additional Information under "Board of Trustees and Officers of the Fund.")

  John Hancock also performs investment advisory services for a number of other accounts and clients, none of which is given preference over the Fund in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each not to favor any one account over another, and investment opportunities are allocated in a manner deemed equitable to the particular accounts involved based on such factors as their respective investment objectives and then current investment and cash positions. Subject to these requirements, Fund orders may be combined with orders of other accounts or clients advised by John Hancock or any of the sub-investment managers at prices which are averaged.

  Under the Investment Management Agreements, as amended, John Hancock provides the Fund with office space, supplies and other facilities required for the business of the Fund. It pays the compensation of Fund officers and employees and the expenses of clerical services relating to the administration of the Fund. Expenses not expressly assumed by John Hancock under the Investment Advisory Agreement are paid by the Fund. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, compensation of unaffiliated trustees, the Fund's fidelity bond coverage, printing and distributing to contractholders of annual and semi-annual reports and voting materials, tabulating votes, compensation for certain accounting, valuation, and compliance services, legal expenses, registration costs, proxy costs, organizational costs, association dues, and other expenses related to the Fund's operations. (A further discussion of the Fund expenses is included in the Statement of Additional Information under "Investment Management and Operating Expenses" and "Portfolio Transactions and Brokerage Allocation.")

  Registered broker/dealers affiliated with any one of the sub-investment managers may be used to execute a transaction on behalf of the Portfolios but only if the price and execution is as favorable as that which would be available from an unaffiliated broker/dealer and no less favorable than the affiliated broker/ dealer's contemporaneous charges to its other most favored, but unaffiliated, customers. During 1997, the International Opportunities Portfolio paid commissions of $741, $295 and $122 to Robert Fleming Securities Limited ("Robert Fleming"), Jardine Fleming & Co. ("JFC"), and Ord Minnett Group Ltd. ("Ord Minnett") respectively, which represented approximately 1.2%, 0.5% and 0.2%, respectively, of total commissions paid during 1997 by the International Opportunities Portfolio. For that Portfolio, transactions effected through Robert Fleming, JFC, and Ord Minnett represented 1.5%, 0.7% and 0.2% of the aggregate dollar amount of transactions involving payment of commissions. Robert Fleming and JFC are affiliates of Rowe Price-Fleming, sub-investment manager of the International Opportunities Portfolio. Also during 1997, Neuberger & Berman, a registered broker-dealer that also serves as sub-investment manager of the Mid Cap Value Portfolio, executed transactions representing approximately 56% of the aggregate dollar amount of transactions for that Portfolio involving the payment of commissions. Commissions for the transactions executed by Neuberger & Berman totaled approximately $68,000, which represented just under 56% of all commissions paid by that Portfolio during 1997. The Fund may not engage in any transactions in which John Hancock, any of the sub-investment managers, or any of their affiliates acts as principal.

                              YEAR 2000 PROGRESS

  The computer systems used to administer the Fund's operations must be adjusted to continue to perform this function after the calendar changes to a year beginning with the numeral "2" (i.e., beginning in the year 2000). Because the Fund has no employees and does not own or lease any computer systems, the Fund contracts with other entities to provide the services essential to its operation. John Hancock has assured the Fund that John Hancock's computer systems are expected to be compliant with the year 2000 on time and in a way that will result in no disruption to the Fund or contractholders. John Hancock has further advised the Fund that it is seeking assurances from service providers to John Hancock and the Fund, including sub-investment managers to the Fund, that the computer systems of the service providers and sub-investment managers will be compliant with the year 2000. However, risks and uncertainties exist, and nonperformance by any of these entities, or other unforeseen circumstances, could have a material adverse impact on the operation of the Fund.

                          SHARES, TAXES, AND DIVIDENDS

  The Fund issues a separate series of shares of beneficial interest for each Portfolio. Each share issued with respect to a Portfolio has a pro rata interest in the net assets of that Portfolio. Each share is entitled to one vote on matters submitted to a vote of shareholders of the Fund. The votes of all classes are cast on an aggregate basis, except that if the interests of the Portfolios differ, voting is on a Portfolio-by-Portfolio basis. In the latter case, approval or disapproval by the shareholders in one Portfolio would not generally be a prerequisite of approval or disapproval by shareholders in another Portfolio. All shares may be redeemed at any time. The assets of each Portfolio are charged with the liabilities of that Portfolio and a proportionate share of the general liabilities of the Fund. Because John Hancock Variable Annuity Accounts U, V, I, and JF; John Hancock Variable Life Accounts U, V, and S; and John Hancock Mutual Variable Life Insurance Account UV currently hold all of Fund's shares, those Separate Accounts may be deemed to control the Fund.

  The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so that the Fund will not be subject to Federal income tax on amounts distributed. The Fund expects to distribute to the Separate Accounts owning its shares all or substantially all net investment income and net realized capital gains, if any, from the sale of investments.

  Dividends from net investment income of the Portfolios will be declared and distributed monthly. The Fund will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Portfolio to which they relate and will be appropriately credited to investment performance under John Hancock and JHVLICO variable life insurance and annuity contracts. (A more complete discussion of taxes and dividends is included in the Statement of Additional Information under "Redemption and Pricing of Shares" and "Taxes.")


  It is the policy of each of the Portfolios to comply with certain investment diversification requirements set forth in Treasury Department regulations. A variable life insurance policy or annuity contract investing in a Portfolio that failed to meet these diversification requirements would, unless and until the failure can be corrected in a procedure afforded by the Internal Revenue Service, subject contractholders to taxation of income in the contract or policy for that or any subsequent period. For a discussion of the tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

  Those Portfolios that invest substantial amounts of their assets in foreign securities may make an election to pass through John Hancock or JHVLICO any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to John Hancock. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through. These credits may provide a benefit to John Hancock or JHVLICO.

                       PURCHASE AND REDEMPTION OF SHARES

  Shares of beneficial interest of each Portfolio of the Fund are offered only to the corresponding subaccount of a Separate Account to which premiums have been allocated by the owner of an insurance policy or an annuity contract. Shares are sold at their net asset value as next determined after receipt of a net premium by the Separate Account, without the addition of any selling commission or sales load.

  Shares are redeemed at their net asset value as next determined after receipt of a surrender request by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Fund shares are also purchased and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission and at the net asset value per share computed for the day as of which such Separate Account transactions are effected. (Further discussion of the purchase and redemption of shares is included in the Statement of Additional Information under "Redemption and Pricing of Shares.")

                                NET ASSET VALUE

  The net asset value per share of each Portfolio is determined once daily, after the declaration of dividends, if any, as of 4:00 p.m., New York City time, on each business day the New York Stock Exchange ("Exchange") is open for unrestricted trading.

  The net asset value per share of each Portfolio is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Fund expenses will be accrued daily for this purpose.

  Securities and covered call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

  Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Portfolio.

  Any other security for which market quotations are not readily available and any other property for which valuation is not otherwise available is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

  Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value is used which is established by the exchange on which the instrument is traded.

  Trading in the Portfolios that may purchase securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. With the exception of certain holidays, the Fund calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Portfolios' securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined by or under the direction of the Board of Trustees in good faith.

                            INVESTMENT PERFORMANCE

  From time to time, the Portfolios may advertise certain investment performance figures. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

  Each of the Portfolios may advertise its yield. The yield for each Portfolio refers to the net investment income earned by the Portfolio during a 30-day period which is specified in the advertisement. The income earned during this period is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

  Each of the Portfolios may advertise its average annual total return. In general, total return is based upon the overall dollar or percentage change in the value of a hypothetical investment in a Portfolio over a period of time (which is specified in the advertisement), assuming all distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative rate of return if the Portfolio's performance had been constant over the entire period. Average annual returns tend to smooth out variations in a Portfolio's return; they are not the same as actual year-by-year results.

  Yields and total returns advertised for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the Portfolios can only be purchased through a variable annuity contract or variable life insurance policy, a prospective contractholder should carefully review the separate account prospectus attached at the front of this prospectus for information on relevant charges and expenses. For more information about performance advertising, see "Calculation of Performance Data" in the Statement of Additional Information to this prospectus.

  Additional performance information is also included in the Fund's Annual Report to contractholders which will be made available upon request and without charge.

  CHANGES IN INTERNATIONAL EQUITY INDEX PORTFOLIO'S INVESTMENT OBJECTIVE AND
                                 POLICIES

  The current investment objective and policies of the International Equity Index Portfolio were approved by vote of that Portfolio's shareholders, effective May 1, 1998; and that Portfolio's name was changed from "International Equities Portfolio" to "International Equity Index Portfolio." The principal changes were to (a) make the Portfolio's investment program, which had been based on more active management, an indexed-based program, (b) substitute one John Hancock affiliate for another as the Portfolio's sub-investment manager, and (c) reduce the investment management fees payable by the Portfolio.

   CHANGES IN SHORT-TERM BOND PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES

  The current investment objective and policies of the Short-Term Bond Portfolio were approved by vote of that Portfolio's shareholders, effective May 1, 1998; and that Portfolio's name was changed from "Short-Term U.S. Government Portfolio" to "Short-Term Bond Portfolio." The principal changes were to permit the Portfolio to invest in debt securities other than U.S.

Government securities, including debt issued by U.S. corporate issuers, dollar-denominated debt issued by foreign entities, and, within limits, non-investment grade debt.


                                                                          45